UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-01743

The Alger Funds II
(Exact name of registrant as specified in charter)

100 Pearl Street, New York, New York 10004
(Address of principal executive offices) (Zip code)

Mr. Hal Liebes
Fred Alger Management, LLC
100 Pearl Street
New York, New York 10004
(Name and address of agent for service)

Registrant's telephone number, including area code: 212-806-8800

Date of fiscal year end: October 31

Date of reporting period: April 30, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission, not later than 10 days after the transmission to Stockholders of any report to be transmitted to Stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.	REPORT(S) TO STOCKHOLDERS.

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

ALGER

THE ALGER FUNDS II

SEMI-ANNUAL REPORT

APRIL 30, 2022 (UNAUDITED)

Alger is a signatory to the PRI and carbon neutral.

The Alger Funds II

Shareholders’ Letter (Unaudited)	April 30, 2022

Dear Shareholders,

Many Investors Shun Powerful Wealth Creator

In 1924, economist John Maynard  Keynes wrote that  companies that  reinvest profits  can create “an element of compound interest operating in favour of a sound industrial investment." At Alger, we believe reinvesting profits and producing compounding earnings growth is a powerful wealth creator. To that end, we seek companies that we believe have strong potential for compounding earnings growth, and we seek to avoid cyclical companies, including “short-duration” companies, or businesses with high current earnings that return most of their profits to shareholders. In most instances, these cyclical companies, in our view, have little or no potential for future long-term earnings growth.

As Warren Buffett has observed, investors “occasionally do crazy things,” which creates opportunities for investors who can “disregard mob fears or enthusiasms….and focus on a few simple fundamentals." We believe recent concerns about interest rates, inflation and valuations have caused many investors to act irrationally by focusing on cyclical short- duration companies while shunning the "sound industrial investment" identified by Keynes.

Setting the Stage for a Difficult Six-Month Period

The strong trend of investors rejecting the appeal of long-term earnings growth, in our view, played a major role in our disappointing fund performance during the fiscal six-month period ended April 30, 2022. The fiscal period included the continuation of a dramatic rotation by many investors seeking instant gratification by favoring companies with high current earnings. This rotation was initially fueled prior to the reporting period by optimism that scaling back or eliminating measures to curtail the COVID-19 pandemic combined with unprecedented levels of fiscal stimulus would drive strong economic growth. More recently, however, optimism gave way to concerns that equities may be overvalued at a time when the economy could overheat and require the U.S. Federal Reserve (the “Fed”) to continue to raise interest rates to fight inflation.

These concerns were supported by the following developments:

•	U.S. gross domestic product (“GDP”), which declined 3.4% in 2020 due to the economy shutting down to contain the pandemic, jumped 5.7% in 2021.

•
After climbing to 6.3% at the end of 2020, the seasonally adjusted unemployment rate declined to 4.2% as of the November 2021 start of the fiscal six-month reporting period. It eventually reached 3.6% as of the end of the six-month period, during which concerns about inflation grew, a result of a tight labor market, among other things.

•
Data appeared to validate inflation concerns. After hitting a 6.8% year-over-year increase (or increase during the past 12-month period) in November 2021 and increasing each subsequent month, the Consumer Price Index hit 8.5% as of March 2022.

In  response,  the  Fed  shifted  its  outlook—it  no  longer  maintained  that  inflation  was a transitory result of  supply chain issues and the economy reopening, and in March, the Fed raised the federal funds rate by 25 basis points ("BPS"), its first hike since cutting the rate to zero in 2020. Furthermore, Fed statements in March led many investors to anticipate a 50BPS rate hike in May and 200BPS in aggregate hikes by the end of 2022. Fears that rate hikes could eventually spark a recession also weighed upon investor sentiment.

Interest Rates Support Rotation Away from Quality
The rotation to short-duration companies was also partially supported by investors reacting to higher interest rates in a fairly typical fashion—they adjusted their cash flow modeling by increasing the rate at which they discount future cash flows back to the present, thereby lowering the value of long-duration companies. This process is similar to how long-term bonds are impacted more by rising rates than short-term bonds.

Not Just Growth, But High-Quality Small Cap Growth, Underperforms
Many small cap growth companies tend to have little or no current earnings, but strong potential for significant sales and earnings growth. Within the Russell 2000 Growth Index, for example, we believe many Health Care companies are high-quality businesses even though they may not generate profits due to their investments in new initiatives, their products or potential products can have high gross margins and potential for capturing market share. As a result of investors dismissing the appeal of potential earnings growth, the Health Care sector was one of the worst performing sectors within the small cap growth category. From a broader perspective, sectors that generally consist of companies that provide dividends and appear to be less susceptible to inflation, such as Energy and Consumer Staples, led.

Also during the fiscal six-month period, growth underperformed value across the market cap spectrum, with the -26.77% return of the Russell 2000 Growth Index being a noteworthy laggard when compared to the -9.5% return of the Russell 2000 Value Index. The broad market, as measured by the S&P 500 Index, dropped 8.17%.

International Markets Also Struggle
Concerns about interest rates, inflation and the Russian invasion of Ukraine also extended beyond the U.S. Investors also assessed the spread of COVID-19 in China. Among non-U.S. equities, emerging markets significantly underperformed with the MSCI Emerging Markets Index declining 14.04% during the fiscal six-month reporting period. Within the index, the Utilities sector was the only sector to generate positive performance, as investors focused on companies that they perceived as having recession resistant fundamentals that provide a relatively high return of cash to shareholders. Consumer Discretionary, Health Care and Energy were among the worst performing sectors. The selloff also included developed markets with the MSCI EAFE Index declining 11.58%. From a broader perspective, the MSCI ACWI Index declined 11.45%.

Irrational Behavior Creates Opportunity
As a result of investors’ rotation out of quality companies, growth equities, we believe, are trading at attractive valuations. Notably, the Russell 2000 Growth Index price-to-earnings (P/E) ratio based on the next 12-months' earnings, declined from 50.2x to approximately 33.5x during the six-month fiscal reporting period while the Russell 1000 Growth Index declined from 30.7x to 23.8x.

Navigating Fed Rate Hikes
Investors who are concerned about monetary policy may want to consider two points:

First, Fed rate increases don’t always lead to recessions. In fact, since 1965 there have been three instances in which the Fed increased the federal funds rate 300 BPS or more that resulted in continued real economic growth and slowing inflation rather than recessions. Additionally, during the 12-months following the end of Fed tightening in 1985 and 1995, as well as after the Fed relented in 2018, equities generated double-digit returns.

Second, the later phases of monetary tightening have been accompanied by growth stocks outperforming value equities. The six-month periods starting approximately three months after the beginning of Fed tightening cycles initiated in 1994, 1999, 2004 and 2015 illustrate this point. Based on the returns of the Russell 3000 Growth and Russell 3000 Value indices, the median outperformance of growth during those periods was 400BPS. During later phases of rate hikes, economic growth slows, so investors may be more willing to pay a premium for companies that can increase their earnings.

Going Forward
We continue to believe that unprecedented levels of innovation, such as health care advancements in genetic science, and digital technologies including artificial intelligence, e-commerce, the metaverse, streaming entertainment, and cloud computing are providing opportunities for leading companies to reward investors by generating long-term earnings growth. We will continue to focus on conducting in-depth fundamental research as we seek leaders of innovation rather than take short-term bets on the fickle nature of investor sentiment. We believe doing so is the best strategy for helping our valued shareholders reach their investment goals.

Portfolio Matters

Alger Spectra Fund
The Alger Spectra Fund returned -32.16% for the fiscal six-month period ended April 30, 2022, compared to the -18.39% return of its benchmark, the Russell 3000 Growth Index.

During the reporting period, the largest sector weightings were Information Technology and Consumer Discretionary. The largest sector overweight was Health Care and the largest underweight was Consumer Staples.

For the reporting period, the Fund’s average portfolio allocation to long positions, which was increased by leverage, was 109.25%. The Fund had a -9.40% allocation to short positions and a 0.16% allocation to cash.

Contributors to Performance
The Consumer Discretionary and Materials sectors provided the greatest contributions to relative performance. Regarding individual long positions, UnitedHealth Group, Inc.; AbbVie, Inc.; Vertex Pharmaceuticals, Inc.; Bayer AG; and MP Materials provided the largest contributions to absolute performance. AbbVie is a global biopharmaceutical company that had been shunned by many investors due to the potential for the company’s Humira treatment to face increased competition in 2023. Humira is used for rheumatology, dermatology, gastroenterology and ophthalmology. We believe, however, that AbbVie has significantly diversified its revenue and that its launch of Rinvoq for psoriatic arthritis and atopic dermatitis is promising. We believe these developments contributed to the company’s release in early 2022 of favorable quarterly results and investor confidence in the company, which supported the performance of AbbVie shares.

Short exposure to a manufacturer of electric vehicles (EV) also contributed to performance. We established the short exposure based on our belief that the company is the least attractive among EV manufacturers and that the company's potential for disrupting the automotive industry is already priced into its shares. Relative to other EV manufacturers, the company lacks exposure to commercial customers, and it primarily targets the smaller luxury market. It also has fewer orders and lower manufacturing targets than its competitors. Furthermore, its production timeline lags the competition and the company hasn’t aligned with a strategic investor. Its share price declined after the company reduced its 2022 production forecast due to supply chain constraints. This development confirmed  our view  that  ramping auto production is difficult and that the current supply chain conditions are exacerbating this challenge. As the company's share price declined, the short exposure contributed to performance.

Detractors from Performance
The Information Technology and Health Care sectors were among the sectors that detracted from relative performance. Regarding individual positions, Shopify, Inc., Cl. A; Amazon.com, Inc.; Marqeta, Inc., Cl. A; Natera, Inc.; and Microsoft Corp. were among the top detractors from absolute performance. Shopify provides a full-service, cloud-based software platform for small and medium-sized businesses to establish and conduct e-commerce operations. Shopify’s solutions enable merchants to run their businesses across a multitude of channels by facilitating merchants’ ability to manage products and inventory, process orders and payments, build customer relationships, automate marketing campaigns and leverage analytics and reporting. Shopify is an innovation-led company that is generating high unit volume growth as it benefits from the positive dynamic change of consumer adoption of e-commerce. The company also generates attractive free cash flow. Shopify's share price declined during the second half of the reporting period after the company announced it would reinvest gross profits into research and development, hire more engineers and salespeople, and introduce new marketing programs in order to expedite its growth. The level of investment was more than many investors had contemplated, which hurt the performance of Shopify shares.

Short exposure to a manufacturer and marketer of household, personal care and specialty products also detracted from results. The company's share performance benefited from the business realizing a healthy sales quarter while cutting marketing expenses as a percent of sales. We see a more difficult environment ahead in 2022 when the company will have to achieve higher pricing in the face of increased input and transportation costs while balancing the demand to increase its marketing budget.

Alger Dynamic Opportunities Fund
The Alger Dynamic Opportunities Fund returned -21.37% for the fiscal six-month period ended April 30, 2022, compared to the -9.65% return of the its benchmark, the S&P 500 Index.

During the reporting period, the average allocation to long positions was 89.74% and the average allocation to short positions was -42.52%. The Fund’s average cash allocation, which was a residual of long position sales and short sale proceeds, was 52.79%.

Based on the combined allocations of long and short positions, the Health Care and Information Technology sectors were the largest sector weightings for the reporting period. Health Care was the largest sector overweight and the Information Technology sector was the largest underweight.

Contributors to Performance
Long positions, in aggregate, detracted from absolute and relative performance while short positions contributed to absolute and relative performance. Based on the net exposure of long and short positions, the Materials and Communication Services sectors were the most significant contributors to relative performance. Regarding individual long positions, EOG Resources, Inc.; Diamondback Energy, Inc.; Vertex Pharmaceuticals Inc.; Xilinx, Inc.; and MP Materials Corp., Cl. A were among the most significant contributors to absolute performance. Diamondback Energy is an independent oil and natural gas exploration and production company. Diamondback’s shares have increased as the price of oil has increased. Diamondback is a positive life cycle change beneficiary of an industry that is generally exhibiting a new capital discipline by not over-investing in new development programs. As oil prices have risen as the economy has reopened the industry has not ramped production significantly and the industry's earnings are up. Diamondback is a primary example of this stewardship; it has elected not to increase its investment in production while instituting a variable dividend. Therefore, as Diamondback’s earnings increase due to higher commodity prices, shareholders are rewarded in the form of increased return of capital.

Short exposure to a company that provides security systems design and software services for enterprises and home applications also contributed to performance. Its product offerings include smart door lock access, smart home sensors, connectivity solutions and tools to manage residential experiences. It also provides technology to enable delivery functions and manage guests at hotels. The company reported fourth-quarter revenue that was slightly ahead of consensus expectations, but its earnings before interest, taxes, depreciation and amortization (EBITDA) was $7 million less than anticipated, which contributed to the stock price declining during the first quarter. Additionally, the company provided guidance that was significantly below expectations. As the share price declined, the short exposure contributed to performance.

Detractors from Performance
Short exposure contributed to both absolute and relative performance. Based on the combined exposure of short and long positions, the Information Technology and Health Care sectors were the most significant detractors from relative performance. Regarding individual long positions, Marqeta, Inc., Cl. A; Paylocity Holding Corp.; Natera, Inc.; Chegg, Inc.; and Upstart Holdings, Inc. were among the most significant detractors from absolute performance. Natera is a specialty lab providing genetic testing services in reproductive health, oncology and transplant. Non-invasive prenatal testing (NIPT), part of the company's reproductive health franchise, has generated the majority of revenue historically; however, we believe Natera’s oncology business has potential to contribute toward a larger share of revenue as customers increasingly adopt these tests following positive insurance reimbursement decisions and favorable clinical trial results. Natera’s share underperformed after the publication of what we believe was a largely unfounded short report published by Hindenburg Research. The company also lost a false advertisement lawsuit by CareDx, and high-growth, high-valuation companies were out of favor with investors during the fiscal reporting period. We believe many of the allegations in the short report regarding sales  and the company’s relationship with a third-party billing vendor are irrelevant to Natera’s outlook and its oncology franchise, which we view as the company’s key growth engine.

Short exposure to a company that is developing an all-electric, vertical take-off and landing (eVTOL) aircraft that it intends to operate as a commercial "air taxi" service beginning in 2024 detracted from performance. While we believe eVTOL aircraft will eventually become certified, we believe the certification process by the Federal Aviation Administration (FAA) and commercial adoption will not be as rapid as the company suggests. Its share performance benefited from the company announcing it has begun the fourth of five stages to receive its Part 135 Air Carrier Certificate from the FAA and that it expects to complete the certification process later this year. This certificate relates to the operation of the airline and is one of the three regulatory approvals critical to the company’s planned launch of service in 2024.

Alger Emerging Markets Fund
The Alger Emerging Markets Fund returned -26.85% for the fiscal six-month period ended April 30, 2022, compared to the -14.04% return of its benchmark, the MSCI Emerging Markets Index.
During the reporting period, the largest portfolio sector weightings were Consumer Discretionary and Information Technology. The largest sector overweight was Consumer Discretionary and the largest sector underweight was Communication Services.
Contributors to Performance
The Energy and Health Care sectors were the largest contributors to relative performance. Among countries, Russia and Greece were some of the top contributors to relative performance. Lack of significant exposure to Poland, the Philippines, and Thailand also contributed to relative performance.

Regarding individual positions, Arezzo Industria Comercio S.A.; Angel One Limited; Sungene International Ltd.; Amber Enterprises India Ltd.; and Barbeque Nation Hospitality Ltd. were among the top contributors to absolute performance. Angel One is a leading discount brokerage and financial services platform in India. The company has undergone a transition from a full-service/brick-and-mortar company, branded “Angel Broking,” toward a digital leader in discount brokerage. While the discount brokerage and financial services industry is in the early stages of development in India, Angel One was able to deliver strong relative results during the fiscal six-month reporting period as a result of its digital native go-to-market strategy focused on targeted advertising to generate industry leading growth/ profitability in what remains a "land grab" phase of the Indian discount/digital brokerage industry. The stock was a relative outperformer during the six-month period on the back of consecutive earnings reports reflecting the relative strength of its business model, which continues to surpass street expectations.

Detractors from Performance
The Information Technology and Financials sectors detracted from relative performance, while China, Taiwan, Singapore, and Hong Kong were among countries that detracted from relative performance.

Regarding individual positions, Sea Ltd. (Singapore) Sponsored ADR, Cl. A; Taiwan Semiconductor Manufacturing Co., Ltd.; EPAM Systems, Inc.; Han's Laser Technology Industry Group Co., Ltd., Cl. A; and momo.com Inc. were among the most significant detractors from absolute performance. Sea Ltd. is a leading e-commerce, online gaming and fintech operator in Southeast Asia and Brazil. Its e-commerce platform, Shoppe, is best known for its 'gamification' approach, which targets younger customers and has been expanding into Eastern Europe and some continental European countries. The company's gaming platform, Garena, contains the gaming title Free Fire, which is in the top five of online game downloads worldwide. Financial service offerings are still in the early stages  of development but may potentially offer the greatest long-term value to shareholders.  The company’s largest shareholder and strategic partner is Tencent of China. As a high- valuation, long-duration (discounted cash flow) stock, Sea Ltd. and other stocks in the same broad category have been under pressure for several months with the shift in market preference for lower valuation, steady growth stocks.

Alger Responsible Investing Fund
The Alger Responsible Investing Fund returned -20.88% for the fiscal six-month period ended April 30, 2022, compared to the -17.84% return of its benchmark, the Russell 1000 Growth Index.
During the reporting period, the largest sector weightings were Information Technology and Consumer Discretionary. The largest sector overweight was Financials and the largest underweight was Communication Services.
Contributors to Performance
The Communication Services and Health Care sectors provided the greatest contributions to relative performance during the reporting period. Regarding individual positions, Vertex Pharmaceuticals, Inc.; Bristol-Myers Squibb Co.; Cigna Corp.; Procter & Gamble Company; and Prologis, Inc. were among the top contributors to absolute performance. Proctor & Gamble is a leading global consumer products company with a focused portfolio of daily use brands like Pampers and Tide. The shares contributed to performance as the company has executed well in a difficult environment. Proctor & Gamble has been absorbing significantly higher cost pressures which will start to annualize as the calendar year progresses. Further, the company increased pricing for many products which should help support profitability. Many investors appreciate this execution and see Proctor & Gamble as defensive Consumer Staples allocation in a volatile market.

Detractors from Performance
The Consumer Discretionary and Information Technology sectors were among the sectors that detracted from relative performance. Regarding individual positions, Amazon.com, Inc.; Microsoft Corp.; Adobe, Inc.; Salesforce, Inc.; and PayPal Holdings, Inc. were among the top detractors from absolute performance. Microsoft is a positive dynamic change beneficiary of corporate America's transformative digitization. Microsoft's CEO expects that technology spending as a percent of  GDP is likely to jump from about 5% today to 10% in a few years, and that Microsoft will continue to take market share within the technology industry. Microsoft’s enterprise cloud product, Azure, is rapidly growing and accruing market share. Microsoft reported that Azure grew 46% in the quarter ended December 31, 2021, and the company's total revenue growth exceeded 20%. Microsoft's share price declined despite its high unit volume growth as the broad equity market and technology stocks declined due to higher interest rates and the Russia/Ukraine conflict.

I thank you for putting your trust in Alger.

Sincerely,

Daniel C. Chung, CFA
Chief Executive Officer
Fred Alger Management, LLC

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses, or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the funds. This report is not authorized for distribution to prospective investors in a fund unless preceded or accompanied by an effective prospectus for the fund. Fund performance returns represent the six-month period return of  Class   A shares prior to the deduction of any sales charges and include the reinvestment of any dividends or distributions.

The performance data quoted represents past performance, which is not an indication or guarantee of future results.

Standardized performance results can be found on the following pages. The investment return and principal value of an investment in a fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com or call us at (800) 992-3863.

The views and opinions of the funds’ management in this report are as of the date of the Shareholders’ Letter and are subject to change at any time subsequent to this date. There  is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in a fund or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in a fund and transactions in such securities, if any, may be for a variety of reasons, including, without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in a fund. Please refer to the Schedule of Investments for each fund which is included in this report for a complete list of fund holdings as of April 30, 2022. Securities mentioned in the Shareholders’ Letter, if not found in the Schedules of Investments, may have been held by the funds during the six-month fiscal period ended April 30, 2022.

Risk Disclosures
Alger Spectra Fund
Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. A significant portion of assets may be invested in securities of  companies in related sectors, and may  be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Short sales could increase market exposure, magnifying losses and increasing volatility. Leverage increases volatility in both up and down markets and its costs may exceed the returns of borrowed securities. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

Alger Dynamic Opportunities Fund
Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Options and short sales could increase market exposure, magnifying losses and increasing volatility. Assets may be invested in Financial Derivatives Instruments (FDIs) such as Total Return Swaps (TRS) or options, which involve risks including possible counterparty default, illiquidity, and the risk of losses greater than if they had not been used. Issuers of convertible securities may be more sensitive to economic changes. Investing in companies of small capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Leverage increases volatility in both up and down markets and its costs may exceed the returns of borrowed securities. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

Alger Emerging Markets Fund
Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Foreign securities, frontier markets, and emerging markets involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Investing in companies of small capitalizations involve the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

Alger Responsible Investing Fund
Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. The environmental, social and governance investment criteria may limit the number of investment opportunities available, and as a result, returns may be lower than vehicles not subject to such considerations. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments.

For a more detailed discussion of the risks associated with a fund, please see the prospectus.

Before investing, carefully consider a fund's investment objective, risks, charges, and expenses.

For a prospectus and summary prospectus containing this and other information or for the Alger Funds II' most recent month-end performance data, visit www.alger. com, call (800) 992-3863 or consult your financial advisor.

Read the prospectus and summary prospectus carefully before investing.
Distributor: Fred Alger & Company, LLC.
NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

Definitions:

•	The Consumer Price Index is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

•	Price-to-earnings is the ratio for valuing a company that measures its current share price relative to its earnings per share (EPS).

•
The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher growth earning potential as defined by Russell's leading style methodology. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment.

•
The Russell 2000 Value Index measures the performance of the small cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment.

•
The Russell 3000 Growth Index combines the large-cap Russell 1000 Growth, the small-cap Russell 2000 Growth and the Russell Microcap Growth Index. It includes companies that are considered more growth oriented relative to the overall market as defined by Russell's leading style methodology. The Russell 3000 Growth Index is constructed to provide a comprehensive, unbiased, and stable barometer of the growth opportunities within the broad market.

•
The Russell 3000 Value Index measures the performance of the broad value segment of the US equity value universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Value Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad value market.

•
The Russell 3000 Index is a market-capitalization-weighted equity index maintained by FTSE Russell that provides exposure to the entire U.S. stock market. The index tracks the performance of the 3,000 largest U.S.-traded stocks, which represent about 98% of all U.S.-incorporated equity securities. The Russell 3000 Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market

•
The MSCI ACWI Index (gross) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI captures large and mid cap representation across developed markets and emerging markets countries.

•
The MSCI EAFE Index is designed to  represent  the  performance  of large and mid-cap securities across developed markets, including countries in Europe, Australasia and the Far East, excluding the U.S. and Canada.

•	The MSCI Emerging Markets Index (gross) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

•
The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher growth earning potential as defined by Russell's leading style methodology. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment.

•	The S&P 500 Index is an index of large company stocks considered to be representative of the U.S. stock market.

FUND PERFORMANCE AS OF 3/31/22 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS
	1 YEAR	5 YEARS	10 YEARS
Alger Spectra Class A (Inception 7/28/69)	(9.38)%	14.66%	13.79%
Alger Spectra Class C (Inception 9/24/08)	(5.75)%	15.05%	13.54%
Alger Spectra Class I (Inception 9/24/08)	(4.32)%	15.94%	14.42%
Alger Spectra Class Z (Inception 12/29/10)	(4.02)%	16.30%	14.77%

	1 YEAR	5 YEARS	10 YEARS
Alger Spectra Class Y (Inception 12/03/18)	(4.05)%	n/a	15.76%

FUND PERFORMANCE AS OF 3/31/22 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS
	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Alger Dynamic Opportunities Class A (Inception 11/2/09)	(10.71)%	10.76%	8.21%	7.60%
Alger Dynamic Opportunities Class C (Inception 12/29/10)‡	(7.34)%	11.12%	7.98%	7.25%
Alger Dynamic Opportunities Class Z (Inception 12/29/10)	(5.51)%	12.27%	9.09%	8.34%
Alger Emerging Markets Class A (Inception 12/29/10)	(24.27)%	4.28%	3.25%	1.60%
Alger Emerging Markets Class C (Inception 12/29/10)	(21.49)%	4.61%	3.01%	1.27%
Alger Emerging Markets Class I (Inception 12/29/10)	(20.01)%	5.49%	3.83%	2.06%
Alger Emerging Markets Class Z (Inception 2/28/14)	(19.69)%	5.94%	n/a	4.09%
Alger Responsible Investing Class A (Inception 12/4/00)	3.11%	16.81%	13.49%	5.68%
Alger Responsible Investing Class C (Inception 9/24/08)*	7.04%	17.16%	13.19%	10.94%
Alger Responsible Investing Class I (Inception 9/24/08)†	8.92%	18.08%	14.11%	11.81%
Alger Responsible Investing Class Z (Inception 10/14/16)	9.31%	18.57%	n/a	19.34%

Prior to December 29, 2016, the Alger Responsible Investing Fund followed different investment strategies under the name “Alger Green Fund,” and was managed by different portfolio management teams. Performance during that period does not reflect the Fund's current investment strategies.

Prior to September 24, 2019, Alger Emerging Markets Fund followed different investment strategies and was managed by different portfolio managers. Performance prior to this date reflects these prior management styles and does not reflect the Alger Emerging Markets Fund's current investment strategies and investment personnel.

*
Since inception performance is calculated since the inception of  the Class A shares. Historical performance prior to September 24, 2008, inception of the class, is that of the Fund's Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

†
Since inception performance is calculated since the inception of  the Class A shares. Historical performance prior to September 24, 2008, inception of the class, is that of the Fund’s Class A shares, which has been adjusted to remove the front-end sales charge imposed by Class A shares.

‡
Since inception performance is calculated since the inception of the Class A shares. Historical performance prior to December 29, 2010, inception of the class, is that of the Fund's Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Funds’ average annual total returns include changes in share price and reinvestment of dividends and capital gains.

ALGER SPECTRA FUND
Fund Highlights Through April 30, 2022 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Spectra Fund Class A shares, with an initial 5.25% maximum sales charge, and the Russell 3000 Growth Index (an unmanaged index of common stocks) for the ten years ended April 30, 2022. Figures for the Alger Spectra Fund Class A and the Russell 3000 Growth Index include reinvestment of dividends. Figures for the Alger Spectra Fund Class A shares also include reinvestment of capital gains. Performance for the Alger Spectra Fund Class C, Class I, Class Y and Class Z shares will vary from the results shown above due to the operating expenses and the current maximum sales charge of each share class. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER SPECTRA FUND
Fund Highlights Through April 30, 2022 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 4/30/22
AVERAGE ANNUAL TOTAL RETURNS
	1 YEAR	5 YEARS	10 YEARS	Since 12/31/1974
Class A (Inception 12/31/74)	(26.18)%	10.81%	12.20%	15.23%
Class C (Inception 9/24/08)*	(23.23)%	11.17%	11.96%	14.51%
Class I (Inception 9/24/08)†	(22.08)%	12.02%	12.82%	15.38%
Russell 3000 Growth Index	(6.83)%	16.58%	15.18%	n/a

	1 YEAR	5 YEARS	10 YEARS	Since 12/3/2018
Class Y (Inception 12/3/18)	(21.84)%	n/a	n/a	10.47%
Russell 3000 Growth Index	(6.83)%	n/a	n/a	16.76%

	1 YEAR	5 YEARS	10 YEARS	Since 12/29/2010
Class Z (Inception 12/29/10)	(21.84)%	12.37%	13.16%	12.93%
Russell 3000 Growth Index	(6.83)%	16.58%	15.18%	14.80%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund's average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. Class A, C, and I historical performance is calculated from December 31, 1974, the first full calendar year that Fred Alger Management, LLC was the Fund's investment adviser. The Fund operated as a closed-end fund from August 23, 1978 to February 12, 1996, during which time the calculation of total return assumed dividends were reinvested at market value. Had dividends not been reinvested, performance would have been lower. The chart and table above do not reflect the deduction of  taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*
Since inception performance is calculated since the inception of  the Class A shares.  Historical performance prior to September 24, 2008, inception of the class, is that of the Fund's Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

†
Since inception performance is calculated since the inception of  the Class A shares.  Historical performance prior to September 24, 2008, inception of the class, is that of the Fund's Class A shares, which has been adjusted to remove the front-end sales charge imposed by Class A shares.

ALGER DYNAMIC OPPORTUNITIES FUND
Fund Highlights Through April 30, 2022 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Dynamic Opportunities Fund Class A shares, with an initial 5.25% maximum sales charge, the S&P 500 Index (an unmanaged Index of Common Stocks) and the HFRI Equity Hedge (Total) Index (an unmanaged index of hedge funds) for the ten years ended April 30, 2022. Effective March 1, 2017, Weatherbie Capital, LLC, an indirect, wholly-owned subsidiary of Alger Group Holdings, LLC, the parent company of Fred Alger Management, LLC, began providing investment sub-advisory services for a portion of the assets of  the Alger Dynamic Opportunities Fund. Figures  for the Alger Dynamic Opportunities Fund Class A, the S&P 500 Index and the HFRI Equity Hedge (Total) Index include reinvestment of dividends. Figures for the Alger Dynamic Opportunities Fund Class A shares also include reinvestment of capital gains. Performance for the Alger Dynamic Opportunities Fund Class C and Class Z shares will vary from the results shown above due to the operating expenses and the current maximum sales charge of each share class. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER DYNAMIC OPPORTUNITIES FUND
Fund Highlights Through April 30, 2022 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 4/30/22
AVERAGE ANNUAL TOTAL RETURNS
	1 YEAR	5 YEARS	10 YEARS	Since 11/2/2009
Class A (Inception 11/2/09)	(20.59)%	9.11%	7.49%	7.00%
Class C (Inception 12/29/10)*	(17.57)%	9.47%	7.27%	6.65%
S&P 500 Index	0.21%	13.66%	13.67%	13.90%
HFRI Equity Hedge (Total) Index	(5.79)%	6.83%	6.01%	5.68%

	1 YEAR	5 YEARS	10 YEARS	Since 12/29/2010
Class Z (Inception 12/29/10)	(15.92)%	10.60%	8.38%	7.67%
S&P 500 Index	0.21%	13.66%	13.67%	13.27%
HFRI Equity Hedge (Total) Index	(5.79)%	6.83%	6.01%	5.01%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund's average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*
Since inception performance is  calculated  since  the  inception  of  the  Class  A  shares.  Historical  performance  prior  to December 29, 2010, inception of the class, is that of the Fund's Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

ALGER EMERGING MARKETS FUND
Fund Highlights Through April 30, 2022 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Emerging Markets Fund Class A shares, with an initial 5.25% maximum sales charge, and the MSCI Emerging Markets Index (an unmanaged index of common stocks) for the ten years ended April 30, 2022. Prior to September 24, 2019, Alger Emerging Markets Fund followed different investment strategies and was managed by different portfolio managers. Performance prior to this date reflects these prior management styles and does not reflect the Alger Emerging Markets Fund's current investment strategies and investment personnel. Figures for the Alger Emerging Markets Fund Class A and the MSCI Emerging Markets Index include reinvestment of  dividends. Figures for the Alger Emerging Markets Fund Class A shares also include reinvestment of capital gains. Performance for the Alger Emerging Markets Fund Class C, Class I and Class Z shares will vary from the results shown above due to the operating expenses and current maximum sales charge of each share class. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER EMERGING MARKETS FUND
Fund Highlights Through April 30, 2022 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 4/30/22
AVERAGE ANNUAL TOTAL RETURNS
	1 YEAR	5 YEARS	10 YEARS	Since 12/29/2010
Class A (Inception 12/29/10)	(30.77)%	2.22%	2.57%	0.90%
Class C (Inception 12/29/10)	(28.23)%	2.55%	2.36%	0.57%
Class I (Inception 12/29/10)	(26.87)%	3.40%	3.17%	1.36%
MSCI Emerging Markets Index	(18.06)%	4.69%	3.26%	2.26%

	1 YEAR	5 YEARS	10 YEARS	Since 2/28/2014
Class Z (Inception 2/28/14)	(26.50)%	3.88%	n/a	3.09%
MSCI Emerging Markets Index	(18.06)%	4.69%	n/a	4.09%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund's average annual total returns include changes in share price and reinvestment of dividends and capital gains. Prior to September 24, 2019, Alger Emerging Markets Fund followed different investment strategies and was managed by different portfolio managers. Performance prior  to this date reflects these prior management styles and does not reflect the Alger Emerging Markets Fund's current investment strategies and investment personnel. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

ALGER RESPONSIBLE INVESTING FUND
Fund Highlights Through April 30, 2022 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Responsible Investing Fund Class A shares, with an initial 5.25% maximum sales charge, and the Russell 1000 Growth Index (an unmanaged index of common stocks) for the ten years ended April 30, 2022. Prior to December 29, 2016, the  Alger  Responsible  Investing  Fund  followed  different  investment  strategies  under  the name “Alger Green Fund” and was managed by  different  portfolio  management  teams.  Performance  during that period does not reflect the Fund's current investment strategies. Figures for the Alger Responsible Investing Fund Class A and the Russell 1000 Growth Index include reinvestment of dividends. Figures for the Alger Responsible Investing Fund  Class  A  shares  also  include  reinvestment  of  capital  gains.  Performance  for the Alger Responsible Investing Fund Class C, Class I and Class Z shares will vary from the results shown above due to the operating expenses and the current maximum sales charge of  each  share  class.  Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER RESPONSIBLE INVESTING FUND
Fund Highlights Through April 30, 2022 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 4/30/22
AVERAGE ANNUAL TOTAL RETURNS
	1 YEAR	5 YEARS	10 YEARS	Since 12/4/2000
Class A (Inception 12/4/00)	(14.82)%	13.32%	12.10%	5.03%
Russell 1000 Growth Index	(5.35)%	17.28%	15.56%	7.60%
PERFORMANCE COMPARISON AS OF 4/30/22
AVERAGE ANNUAL TOTAL RETURNS
	1 YEAR	5 YEARS	10 YEARS	Since 9/24/2008
Class C (Inception 9/24/08)	(11.61)%	13.67%	11.84%	9.84%
Class I (Inception 9/24/08)	(10.14)%	14.56%	12.72%	10.69%
Russell 1000 Growth Index	(5.35)%	17.28%	15.56%	14.09%

	1 YEAR	5 YEARS	10 YEARS	Since 10/14/2016
Class Z (Inception 10/14/16)	(9.81)%	15.03%	n/a	16.33%
Russell 1000 Growth Index	(5.35)%	17.28%	n/a	18.35%
The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund's average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. Prior to December 29, 2016, the Alger Responsible Investing Fund followed different investment strategies under the name "Alger Green Fund" and was managed by different portfolio management teams. Performance during that period does not reflect the Fund's current investment strategies. Performance figures prior to January 12, 2007, are those of the Alger Green Institutional Fund and performance prior to October 19, 2006, represents the performance of the Alger Socially Responsible Growth Institutional Fund Class I, the predecessor fund to the Alger Green Institutional Fund. The predecessor fund followed different investment strategies and had a different portfolio manager. The chart and table above   do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call  us at (800) 992-3863.

PORTFOLIO SUMMARY†
April 30, 2022 (Unaudited)

SECTORS	Alger Spectra Fund*	Alger Dynamic Opportunities Fund*	Alger Responsible Investing Fund
Communication Services	7.6%	2.2%	6.5%
Consumer Discretionary	19.1	7.0	17.0
Consumer Staples	0.9	0.0	3.8
Energy	5.9	5.8	0.0
Exchange Traded Funds	(2.2)	(9.6)	0.0
Financials	3.0	5.2	4.5
Healthcare	16.9	15.1	9.8
Industrials	7.7	8.4	5.7
Information Technology	40.1	16.5	46.0
Market Indices	(1.5)	(7.3)	0.0
Materials	0.6	(0.8)	1.9
Mutual Funds	0.0	0.4	0.0
Real Estate	0.8	(1.3)	3.5
Utilities	1.8	0.4	0.5
Short-Term Investments and Net Other Assets	(0.7)	58.0	0.8
	100.0%	100.0%	100.0%

COUNTRY	Alger Emerging Markets Fund
Argentina	3.5%
Brazil	10.3
China	27.5
Greece	1.9
Hong Kong	8.2
Hungary	0.7
India	15.7
Indonesia	2.1
South Korea	8.1
Taiwan	12.5
United States	4.2
Vietnam	2.0
Cash and Net Other Assets	3.3
100.0%

*	Includes short sales as a reduction of sector exposure.
†	Based on net assets for each Fund.

THE ALGER FUNDS II	ALGER SPECTRA FUND
Schedule of Investments April 30, 2022 (Unaudited)

COMMON STOCKS—109.2%	SHARES	VALUE
AEROSPACE & DEFENSE—3.6%
HEICO Corp., Cl. A+	626,930	$73,125,115
TransDigm Group, Inc.*,+	180,113	107,133,014
		180,258,129
AGRICULTURAL & FARM MACHINERY—0.4%
Deere & Co.	53,985	20,382,037
AIR FREIGHT & LOGISTICS—0.4%
GXO Logistics, Inc.*	307,398	18,194,888
APPAREL ACCESSORIES & LUXURY GOODS—1.2%
Lululemon Athletica, Inc.*	171,287	60,743,509
APPAREL RETAIL—1.1%
Aritzia, Inc.*	1,581,129	56,310,643
APPLICATION SOFTWARE—7.0%
Bill.com Holdings, Inc.*	283,270	48,357,022
Cadence Design Systems, Inc.*	519,325	78,340,176
Datadog, Inc., Cl. A*	606,707	73,278,071
Intuit, Inc.	214,655	89,886,781
Paycom Software, Inc.*	83,802	23,587,749
Paylocity Holding Corp.*	180,355	34,200,719
		347,650,518
AUTOMOBILE MANUFACTURERS—2.9%
Tesla, Inc.*,+	163,812	142,640,937
AUTOMOTIVE RETAIL—0.0%
Carvana Co., Cl. A*	12,215	707,981
BIOTECHNOLOGY—5.0%
AbbVie, Inc.	501,951	73,726,563
Alkermes PLC*	872,722	25,178,030
Amgen, Inc.	165,745	38,650,076
Apellis Pharmaceuticals, Inc.*	109,058	4,747,295
BioNTech SE#,*	125,210	17,376,644
Celldex Therapeutics, Inc.*	161,437	4,931,900
Natera, Inc.*	1,996,257	70,108,546
Vertex Pharmaceuticals, Inc.*	47,746	13,045,162
		247,764,216
CASINOS & GAMING—4.1%
MGM Resorts International+	5,010,519	205,631,700
CONSUMER FINANCE—1.0%
American Express Co.	283,454	49,522,248
DATA PROCESSING & OUTSOURCED SERVICES—4.1%
Block, Inc., Cl. A*	223,870	22,284,020
Marqeta, Inc., Cl. A*	3,572,068	33,220,232
Visa, Inc., Cl. A+	703,028	149,836,358
		205,340,610
ELECTRIC UTILITIES—1.8%
NextEra Energy, Inc.	1,245,433	88,450,652
ELECTRICAL COMPONENTS & EQUIPMENT—1.5%
Eaton Corp., PLC	126,916	18,405,358
Generac Holdings, Inc.*	252,079	55,301,091
		73,706,449

THE ALGER FUNDS II	ALGER SPECTRA FUND
Schedule of Investments April 30, 2022 (Unaudited) (Continued)
COMMON STOCKS—109.2% (CONT.)	SHARES	VALUE
ELECTRONIC COMPONENTS—0.7%
II-VI, Inc.*	543,254	$33,252,577
FINANCIAL EXCHANGES & DATA—2.2%
CME Group, Inc., Cl. A	180,872	39,672,464
S&P Global, Inc.	187,822	70,714,983
		110,387,447
FOOTWEAR—0.6%
On Holding AG, Cl. A*	1,183,841	29,560,510
HEALTHCARE DISTRIBUTORS—1.6%
AmerisourceBergen Corp., Cl. A	132,758	20,084,958
McKesson Corp.	198,072	61,325,072
		81,410,030
HEALTHCARE EQUIPMENT—3.6%
Dexcom, Inc.*	55,023	22,481,298
Edwards Lifesciences Corp.*	467,608	49,463,574
Insulet Corp.*	77,679	18,564,504
Intuitive Surgical, Inc.*	381,960	91,403,028
		181,912,404
HEALTHCARE FACILITIES—0.5%
Acadia Healthcare Co., Inc.*	377,951	25,655,314
HEALTHCARE SERVICES—0.2%
Guardant Health, Inc.*	196,518	12,125,161
HEALTHCARE TECHNOLOGY—1.1%
Veeva Systems, Inc., Cl. A*	309,131	56,246,385
HOTELS RESORTS & CRUISE LINES—1.0%
Airbnb, Inc., Cl. A*	162,654	24,920,219
Expedia Group, Inc.*	145,764	25,472,259
		50,392,478
HYPERMARKETS & SUPER CENTERS—1.5%
Costco Wholesale Corp.	139,555	74,204,185
INTEGRATED OIL & GAS—0.3%
Occidental Petroleum Corp.	228,327	12,578,534
INTERACTIVE HOME ENTERTAINMENT—0.8%
Take-Two Interactive Software, Inc.*	320,147	38,260,768
INTERACTIVE MEDIA & SERVICES—4.5%
Alphabet, Inc., Cl. C*,+	76,149	175,091,680
Pinterest, Inc., Cl. A*	497,871	10,216,313
Snap, Inc., Cl. A*	450,927	12,833,383
Tencent Holdings Ltd.	606,054	28,560,407
		226,701,783
INTERNET & DIRECT MARKETING RETAIL—7.4%
Alibaba Group Holding Ltd.#,*	735,514	71,411,054
Altaba, Inc.*,(a)	606,454	2,128,654
Amazon.com, Inc.*,+	97,678	242,791,367
MercadoLibre, Inc.*	52,792	51,399,875
		367,730,950

THE ALGER FUNDS II	ALGER SPECTRA FUND
Schedule of Investments April 30, 2022 (Unaudited) (Continued)

COMMON STOCKS—109.2% (CONT.)	SHARES	VALUE
INTERNET SERVICES & INFRASTRUCTURE—1.3%
MongoDB, Inc., Cl. A*	68,133	$24,182,446
Shopify, Inc., Cl. A*,+	92,510	39,485,118
		63,667,564
LIFE SCIENCES TOOLS & SERVICES—1.0%
Bio-Techne Corp.	127,705	48,488,311
MANAGED HEALTHCARE—0.8%
UnitedHealth Group, Inc.+	78,072	39,703,516
MOVIES & ENTERTAINMENT—2.3%
Liberty Media Corp.-Liberty Formula One, Cl. C*	164,473	10,251,602
Live Nation Entertainment, Inc.*	723,853	75,917,702
The Walt Disney Co.*	264,933	29,574,471
		115,743,775
OIL & GAS EQUIPMENT & SERVICES—1.5%
Baker Hughes Co., Cl. A	1,625,189	50,413,363
ChampionX Corp.	1,092,050	23,042,255
		73,455,618
OIL & GAS EXPLORATION & PRODUCTION—3.4%
Coterra Energy, Inc.	809,208	23,297,099
Diamondback Energy, Inc.	303,020	38,250,215
EOG Resources, Inc.	344,578	40,232,927
Magnolia Oil & Gas Corp., Cl. A	577,076	13,411,246
Pioneer Natural Resources Co.+	223,409	51,935,890
		167,127,377
OIL & GAS STORAGE & TRANSPORTATION—1.0%
Cheniere Energy, Inc.	371,656	50,474,601
PHARMACEUTICALS—3.6%
AstraZeneca PLC#	1,172,625	77,862,300
Bayer AG*	592,316	39,010,925
Catalent, Inc.*	582,670	52,766,595
Jazz Pharmaceuticals PLC*	66,919	10,721,762
		180,361,582
REAL ESTATE SERVICES—0.3%
FirstService Corp.	101,522	12,679,082
REGIONAL BANKS—1.8%
Signature Bank+	160,557	38,894,933
SVB Financial Group*	101,646	49,566,656
		88,461,589
RESTAURANTS—1.7%
Shake Shack, Inc., Cl. A*,+	1,110,830	64,239,299
The Cheesecake Factory, Inc.*	544,287	20,089,633
		84,328,932
SEMICONDUCTOR EQUIPMENT—2.8%
Applied Materials, Inc.+	227,476	25,101,977
Lam Research Corp.+	80,795	37,631,079
SolarEdge Technologies, Inc.*	309,388	77,473,849
		140,206,905

THE ALGER FUNDS II	ALGER SPECTRA FUND
Schedule of Investments April 30, 2022 (Unaudited) (Continued)

COMMON STOCKS—109.2% (CONT.)	SHARES	VALUE
SEMICONDUCTORS—3.4%
Advanced Micro Devices, Inc.*,+	1,408,439	$120,449,703
NVIDIA Corp.+	260,472	48,309,742
		168,759,445
SPECIALTY CHEMICALS—0.6%
Albemarle Corp.	149,328	28,794,918
SYSTEMS SOFTWARE—11.7%
Crowdstrike Holdings, Inc., Cl. A*	423,347	84,144,449
Microsoft Corp.+	1,706,263	473,522,108
Palo Alto Networks, Inc.*	45,303	25,427,668
		583,094,225
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—10.1%
Apple, Inc.+	3,194,637	503,634,523
TRUCKING—1.8%
Old Dominion Freight Line, Inc.	178,270	49,936,992
Uber Technologies, Inc.*	1,267,060	39,887,049
		89,824,041
TOTAL COMMON STOCKS
(Cost $5,204,202,161)		5,436,529,047
PREFERRED STOCKS—0.2%	SHARES	VALUE
BIOTECHNOLOGY—0.0%
Prosetta Biosciences, Inc., Series D*,@,(a),(b)	2,912,012	–
DATA PROCESSING & OUTSOURCED SERVICES—0.2%
Chime Financial, Inc., Series G*,@,(a)	188,583	11,218,803
TOTAL PREFERRED STOCKS
(Cost $26,129,444)		11,218,803
REAL ESTATE INVESTMENT TRUST—0.5%	SHARES	VALUE
SPECIALIZED—0.5%
Crown Castle International Corp.	137,718	25,506,751
(Cost $26,246,055)		25,506,751
SPECIAL PURPOSE VEHICLE—0.3%	SHARES	VALUE
DATA PROCESSING & OUTSOURCED SERVICES—0.3%
Crosslink Ventures Capital LLC, Cl. A*,@,(a),(b)	294	10,262,658
Crosslink Ventures Capital LLC, Cl. B*,@,(a),(b)	183	6,647,475
		16,910,133
TOTAL SPECIAL PURPOSE VEHICLE
(Cost $11,925,000)		16,910,133
Total Investments
(Cost $5,268,502,660)	110.2%	$5,490,164,734
Affiliated Securities (Cost $25,029,054)		16,910,133
Unaffiliated Securities (Cost $5,243,473,606)		5,473,254,601
Securities Sold Short (Proceeds $550,904,470)	(9.5)%	(474,249,607)
Liabilities in Excess of Other Assets	(0.7)%	(35,025,414)
NET ASSETS	100.0%	$4,980,889,713

THE ALGER FUNDS II	ALGER SPECTRA FUND
Schedule of Investments April 30, 2022 (Unaudited) (Continued)

+	All or a portion of this security is held as collateral for securities sold short.
#	American Depositary Receipts.
(a)	Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Board.
(b)	Deemed an affiliate of the Fund in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 - Affiliated Securities.
*	Non-income producing security.
@	Restricted security - Investment in security not registered under the Securities Act of 1933. Sales or transfers of the investment may be restricted only to qualified buyers.

Security	Acquisition Date(s)	Acquisition Cost	% of net assets (Acquisition Date)	Market Value	% of net assets as of 4/30/2022
Chime Financial, Inc., Series G	8/24/21	13,025,390	0.15%	11,218,803	0.23%
Crosslink Ventures Capital LLC, Cl. A	10/2/20	7,350,000	0.10%	10,262,658	0.21%
Crosslink Ventures Capital LLC, Cl. B	12/16/20	4,575,000	0.06%	6,647,475	0.13%
Prosetta Biosciences, Inc., Series D	2/6/15	13,104,054	0.28%	0	0.00%
Total				28,128,936	0.57%

See Notes to Financial Statements.

THE ALGER FUNDS II	ALGER SPECTRA FUND
Schedule of Investments - Securities Sold Short April 30, 2022 (Unaudited)

COMMON STOCKS—(9.5)%	SHARES	VALUE
APPLICATION SOFTWARE—(0.2)%
Elastic NV	(159,954)	$(12,178,898)
AUTO PARTS & EQUIPMENT—(0.3)%
QuantumScape Corp., Cl. A	(912,340)	(13,630,360)
EXCHANGE TRADED FUNDS—(2.2)%
ARK Next Generation Internet ETF	(195,935)	(12,553,555)
Direxion NASDAQ-100 Equal Weighted Index Shares	(1,454,268)	(100,562,632)
		(113,116,187)
HOME IMPROVEMENT RETAIL—(0.3)%
Floor & Decor Holdings, Inc., Cl. A	(164,691)	(13,129,167)
HOUSEHOLD PRODUCTS—(0.6)%
The Clorox Co.	(192,218)	(27,577,516)
INTEGRATED OIL & GAS—(0.3)%
BP PLC#	(504,537)	(14,490,303)
INTERNET & DIRECT MARKETING RETAIL—(0.3)%
Wayfair, Inc., Cl. A	(199,962)	(15,385,076)
LIFE SCIENCES TOOLS & SERVICES—(0.5)%
Charles River Laboratories International, Inc.	(106,438)	(25,705,841)
MARKET INDICES—(1.5)%
iShares Russell Mid-Cap Growth ETF	(847,325)	(75,572,917)
OTHER DIVERSIFIED FINANCIAL SERVICES—(2.0)%
iShares 20+ Year Treasury Bond ETF	(838,530)	(100,162,408)
SYSTEMS SOFTWARE—(0.3)%
Monday.com Ltd.	(100,620)	(13,020,228)
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—(1.0)%
HP, Inc.	(879,663)	(32,222,056)
Logitech International SA	(276,549)	(18,058,650)
		(50,280,706)
TOTAL COMMON STOCKS
(Proceeds $550,904,470)		$(474,249,607)
Total Securities Sold Short
(Proceeds $550,904,470)		$(474,249,607)

#	American Depositary Receipts.

See Notes to Financial Statements.

THE ALGER FUNDS II	ALGER DYNAMIC OPPORTUNITIES FUND
Schedule of Investments April 30, 2022 (Unaudited)

COMMON STOCKS—80.5%	SHARES	VALUE
AEROSPACE & DEFENSE—5.6%
Axon Enterprise, Inc.*	10,918	$1,225,000
HEICO Corp.+	52,203	7,372,630
HEICO Corp., Cl. A+	47,579	5,549,614
Kratos Defense & Security Solutions, Inc.*,+	68,787	1,043,499
TransDigm Group, Inc.*,+	31,621	18,808,487
		33,999,230
APPAREL ACCESSORIES & LUXURY GOODS—0.8%
Lululemon Athletica, Inc.*	13,438	4,765,518
APPAREL RETAIL—1.4%
Aritzia, Inc.*	117,158	4,172,488
Burlington Stores, Inc.*	6,774	1,378,916
MYT Netherlands Parent BV#,*	198,049	2,364,705
The TJX Cos., Inc.	11,775	721,572
		8,637,681
APPLICATION SOFTWARE—9.0%
Altair Engineering, Inc., Cl. A*	2,802	152,205
Avalara, Inc.*	57,018	4,337,359
Bill.com Holdings, Inc.*	10,842	1,850,838
Cerence, Inc.*	13,278	391,701
Coupa Software, Inc.*	30,394	2,623,002
Datadog, Inc., Cl. A*	10,625	1,283,287
Ebix, Inc.+	50,950	1,518,310
Everbridge, Inc.*	2,061	88,829
HubSpot, Inc.*	9,458	3,588,649
Intuit, Inc.+	10,879	4,555,581
Paylocity Holding Corp.*,+	82,154	15,578,863
SEMrush Holdings, Inc., Cl. A*	35,300	344,528
Sprout Social, Inc., Cl. A*,+	53,849	3,299,867
SPS Commerce, Inc.*,+	67,479	8,072,513
The Trade Desk, Inc., Cl. A*,+	6,625	390,345
Vertex, Inc., Cl. A*,+	352,656	5,018,295
Zendesk, Inc.*	11,249	1,372,828
		54,467,000
ASSET MANAGEMENT & CUSTODY BANKS—2.0%
Hamilton Lane, Inc., Cl. A+	88,259	6,052,802
StepStone Group, Inc., Cl. A+	225,557	5,778,771
		11,831,573
AUTOMOBILE MANUFACTURERS—0.7%
Tesla, Inc.*,+	4,686	4,080,381
BIOTECHNOLOGY—4.3%
AbbVie, Inc.	38,955	5,721,711
ACADIA Pharmaceuticals, Inc.*,+	208,493	3,844,611
Alkermes PLC*	93,286	2,691,301
BioMarin Pharmaceutical, Inc.*	35,285	2,870,435
BioNTech SE#,*,+	7,808	1,083,594
Natera, Inc.*,+	235,503	8,270,865
Ultragenyx Pharmaceutical, Inc.*	23,628	1,670,263
		26,152,780

THE ALGER FUNDS II	ALGER DYNAMIC OPPORTUNITIES FUND
Schedule of Investments April 30, 2022 (Unaudited) (Continued)

COMMON STOCKS—80.5% (CONT.)	SHARES	VALUE
CASINOS & GAMING—2.0%
MGM Resorts International+	287,978	$11,818,617
CONSTRUCTION & ENGINEERING—1.0%
Ameresco, Inc., Cl. A*,+	124,549	6,282,252
CONSUMER FINANCE—2.4%
American Express Co.	15,583	2,722,506
LendingTree, Inc.*	14,574	1,157,467
Upstart Holdings, Inc.*,+	145,710	10,931,164
		14,811,137
DATA PROCESSING & OUTSOURCED SERVICES—1.1%
Block, Inc., Cl. A*	10,507	1,045,867
Marqeta, Inc., Cl. A*	316,189	2,940,558
Visa, Inc., Cl. A+	13,862	2,954,408
		6,940,833
DIVERSIFIED METALS & MINING—0.3%
MP Materials Corp.*,+	54,848	2,086,418
EDUCATION SERVICES—2.1%
Chegg, Inc.*,+	501,134	12,398,055
Duolingo, Inc., Cl. A*	179	15,478
		12,413,533
ELECTRONIC EQUIPMENT & INSTRUMENTS—0.5%
908 Devices, Inc.*	127,084	2,255,741
Novanta, Inc.*	4,767	613,513
		2,869,254
ENVIRONMENTAL & FACILITIES SERVICES—4.1%
Casella Waste Systems, Inc., Cl. A*,+	63,958	5,259,906
Montrose Environmental Group, Inc.*,+	238,261	10,809,902
Waste Connections, Inc.+	61,631	8,503,229
		24,573,037
FOOTWEAR—0.2%
On Holding AG, Cl. A*	59,166	1,477,375
GENERAL MERCHANDISE STORES—0.2%
Ollie's Bargain Outlet Holdings, Inc.*,+	23,373	1,123,073
HEALTHCARE DISTRIBUTORS—0.8%
McKesson Corp.	13,822	4,279,429
PetIQ, Inc., Cl. A*	16,984	337,982
		4,617,411
HEALTHCARE EQUIPMENT—4.3%
Eargo, Inc.*	131,922	498,665
Edwards Lifesciences Corp.*,+	34,120	3,609,214
Glaukos Corp.*,+	88,179	4,169,985
Impulse Dynamics NV, Series E*,@,(a)	1,056,141	3,485,265
Inogen, Inc.*	57,522	1,454,156
Insulet Corp.*,+	6,468	1,545,787
Intuitive Surgical, Inc.*,+	21,413	5,124,131
Nevro Corp.*,+	101,462	6,259,191
		26,146,394
HEALTHCARE FACILITIES—0.5%
Acadia Healthcare Co., Inc.*	40,686	2,761,766

THE ALGER FUNDS II	ALGER DYNAMIC OPPORTUNITIES FUND
Schedule of Investments April 30, 2022 (Unaudited) (Continued)

COMMON STOCKS—80.5% (CONT.)	SHARES	VALUE
HEALTHCARE TECHNOLOGY—1.4%
Definitive HealthCare Corp , Cl. A*	361	$8,538
Inspire Medical Systems, Inc.*	6,839	1,407,192
Tabula Rasa HealthCare, Inc.*	83,348	280,883
Veeva Systems, Inc., Cl. A*,+	37,680	6,855,876
		8,552,489
HOMEFURNISHING RETAIL—0.3%
Bed Bath & Beyond, Inc.*	141,927	1,931,627
INSURANCE BROKERS—0.1%
Goosehead Insurance, Inc., Cl. A	7,809	448,939
INTEGRATED OIL & GAS—0.2%
Occidental Petroleum Corp.	25,195	1,387,993
INTERACTIVE HOME ENTERTAINMENT—0.5%
Take-Two Interactive Software, Inc.*	23,128	2,764,027
INTERNET & DIRECT MARKETING RETAIL—1.9%
Alibaba Group Holding Ltd.#,*	21,038	2,042,580
Amazon.com, Inc.*,+	3,286	8,167,780
MercadoLibre, Inc.*	1,540	1,499,390
		11,709,750
INTERNET SERVICES & INFRASTRUCTURE—0.7%
BigCommerce Holdings, Inc.*	5,197	92,870
MongoDB, Inc., Cl. A*	3,050	1,082,536
Shopify, Inc., Cl. A*	6,469	2,761,099
		3,936,505
IT CONSULTING & OTHER SERVICES—0.3%
Globant SA*	9,459	2,043,049
LEISURE PRODUCTS—0.7%
Latham Group, Inc.*,+	363,896	4,366,752
LIFE SCIENCES TOOLS & SERVICES—0.6%
10X Genomics, Inc., Cl. A*	43,093	2,058,122
Bio-Techne Corp.+	3,600	1,366,884
NeoGenomics, Inc.*,+	25,143	237,601
		3,662,607
MANAGED HEALTHCARE—1.6%
Progyny, Inc.*,+	257,354	9,895,261
MOVIES & ENTERTAINMENT—1.9%
Liberty Media Corp.-Liberty Formula One, Cl. C*	21,584	1,345,331
Live Nation Entertainment, Inc.*,+	78,283	8,210,321
The Walt Disney Co.*	18,274	2,039,926
		11,595,578
MUTUAL FUNDS—0.4%
Grayscale Ethereum Trust*	133,085	2,702,956
OIL & GAS EQUIPMENT & SERVICES—3.9%
Baker Hughes Co., Cl. A+	131,319	4,073,515
ChampionX Corp.+	258,094	5,445,784
Core Laboratories NV+	328,537	8,541,962
Dril-Quip, Inc.*	145,097	4,190,401
ProPetro Holding Corp.*	85,266	1,205,661
		23,457,323

THE ALGER FUNDS II	ALGER DYNAMIC OPPORTUNITIES FUND
Schedule of Investments April 30, 2022 (Unaudited) (Continued)

COMMON STOCKS—80.5% (CONT.)	SHARES	VALUE
OIL & GAS EXPLORATION & PRODUCTION—1.2%
Coterra Energy, Inc.	49,368	$1,421,305
Diamondback Energy, Inc.+	10,777	1,360,380
EOG Resources, Inc.+	11,983	1,399,135
Pioneer Natural Resources Co.+	11,942	2,776,157
		6,956,977
OIL & GAS STORAGE & TRANSPORTATION—0.5%
Cheniere Energy, Inc.	21,926	2,977,770
PHARMACEUTICALS—3.6%
Aerie Pharmaceuticals, Inc.*	147,529	1,048,931
Bayer AG*	103,870	6,841,052
Catalent, Inc.*	63,295	5,731,995
Jazz Pharmaceuticals PLC*	17,302	2,772,127
Johnson & Johnson	31,266	5,642,263
		22,036,368
REAL ESTATE SERVICES—1.8%
FirstService Corp.+	86,549	10,809,105
REGIONAL BANKS—2.6%
Seacoast Banking Corp. of Florida	51,079	1,660,067
Signature Bank+	46,405	11,241,611
SVB Financial Group*	5,754	2,805,881
		15,707,559
RENEWABLE ELECTRICITY—0.4%
NextEra Energy Partners LP	38,354	2,556,678
RESTAURANTS—1.7%
Shake Shack, Inc., Cl. A*,+	141,234	8,167,562
The Cheesecake Factory, Inc.*,+	43,345	1,599,864
Wingstop, Inc.	6,604	605,983
		10,373,409
SEMICONDUCTOR EQUIPMENT—3.5%
Applied Materials, Inc.+	58,562	6,462,317
Lam Research Corp.+	14,494	6,750,725
SolarEdge Technologies, Inc.*,+	32,271	8,080,981
		21,294,023
SEMICONDUCTORS—1.6%
Advanced Micro Devices, Inc.*,+	85,879	7,344,372
Impinj, Inc.*	46,786	2,304,678
		9,649,050
SYSTEMS SOFTWARE—3.4%
Crowdstrike Holdings, Inc., Cl. A*	20,909	4,155,873
Mandiant, Inc.*	94,293	2,072,560
Microsoft Corp.+	49,239	13,664,807
Rapid7, Inc.*	4,768	455,440
		20,348,680
THRIFTS & MORTGAGE FINANCE—0.1%
Axos Financial, Inc.*,+	18,210	689,795
TRADING COMPANIES & DISTRIBUTORS—1.0%
SiteOne Landscape Supply, Inc.*,+	42,592	6,006,750

THE ALGER FUNDS II	ALGER DYNAMIC OPPORTUNITIES FUND
Schedule of Investments April 30, 2022 (Unaudited) (Continued)

COMMON STOCKS—80.5% (CONT.)	SHARES	VALUE
TRUCKING—1.3%
Old Dominion Freight Line, Inc.	22,479	$6,296,817
XPO Logistics, Inc.*	31,005	1,667,759
		7,964,576
TOTAL COMMON STOCKS
(Cost $559,872,549)		487,680,859
PREFERRED STOCKS—0.0%	SHARES	VALUE
BIOTECHNOLOGY—0.0%
Prosetta Biosciences, Inc., Series D*,@,(a),(b)	41,418	–
(Cost $186,381)		–
RIGHTS—0.0%	SHARES	VALUE
BIOTECHNOLOGY—0.0%
Tolero CDR*,@,(a),(c)	126,108	90,798
(Cost $67,638)		90,798
SPECIAL PURPOSE VEHICLE—0.4%	SHARES	VALUE
DATA PROCESSING & OUTSOURCED SERVICES—0.4%
Crosslink Ventures Capital LLC, Cl. A*,@,(a),(b)	37	1,291,559
Crosslink Ventures Capital LLC, Cl. B*,@,(a),(b)	22	799,150
		2,090,709
TOTAL SPECIAL PURPOSE VEHICLE
(Cost $1,475,000)		2,090,709
Total Investments
(Cost $561,601,568)	80.9%	$489,862,366
Affiliated Securities (Cost $1,661,381)		2,090,709
Unaffiliated Securities (Cost $559,940,187)		487,771,657
Securities Sold Short (Proceeds $315,822,195)	(38.9)%	(235,953,925)
Swaps	0.0%	185,766
Other Assets in Excess of Liabilities	58.0%	351,409,142
NET ASSETS	100.0%	$605,503,349

THE ALGER FUNDS II	ALGER DYNAMIC OPPORTUNITIES FUND
Schedule of Investments April 30, 2022 (Unaudited) (Continued)

+	All or a portion of this security is held as collateral for securities sold short.
#	American Depositary Receipts.
(a)	Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Board.
(b)	Deemed an affiliate of the Fund in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 - Affiliated Securities.
(c)	Contingent Deferred Rights.
*	Non-income producing security.
@	Restricted security - Investment in security not registered under the Securities Act of 1933. Sales or transfers of the investment may be restricted only to qualified buyers.

Security	Acquisition Date(s)	Acquisition Cost	% of net assets (Acquisition Date)	Market Value	% of net assets as of 4/30/2022
Crosslink Ventures Capital LLC, Cl. A	10/2/20	$925,000	0.24%	$1,291,559	0.22%
Crosslink Ventures Capital LLC, Cl. B	12/16/20	550,000	0.11%	799,150	0.13%
Impulse Dynamics NV, Series E	2/11/22	3,485,265	0.47%	3,485,265	0.58%
Prosetta Biosciences, Inc., Series D	2/6/15	186,381	0.25%	0	0.00%
Tolero CDR	2/6/17	67,638	0.09%	90,798	0.01%
Total				$5,666,772	0.94%

Swaps outstanding as of April 30, 2021:
Centrally cleared swaps - Contracts for difference

Contract Amount	Counterparty	Reference Company	Market Value	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
1,515,924	Goldman Sachs	Church & DwightCo., Inc.	$60,821	$60,821	$–	$60,821
3,163,836	Goldman Sachs	Rollins, Inc.	174,726	174,726	–	174,726
1,517,477	Goldman Sachs	The Clorox Co.	(49,781)	–	(49,781)	(49,781)
Total			$185,766	$235,547	$(49,781)	$185,766

See Notes to Financial Statements.

THE ALGER FUNDS II	ALGER DYNAMIC OPPORTUNITIES FUND
Schedule of Investments - Securities Sold Short April 30, 2022 (Unaudited)

COMMON STOCKS—(37.1)%	SHARES	VALUE
AEROSPACE & DEFENSE—(0.6)%
Archer Aviation, Inc., Cl. A	(842,135)	$(3,882,242)
Virgin Galactic Holdings, Inc.	(17,257)	(129,255)
		(4,011,497)
AIRLINES—(1.6)%
Blade Air Mobility, Inc.	(436,775)	(3,760,633)
Joby Aviation, Inc.	(1,172,619)	(6,144,524)
		(9,905,157)
APPAREL ACCESSORIES & LUXURY GOODS—(0.2)%
Oxford Industries, Inc.	(15,006)	(1,344,538)
APPAREL RETAIL—(0.4)%
Abercrombie & Fitch Co., Cl. A	(40,500)	(1,400,490)
Boot Barn Holdings, Inc.	(15,421)	(1,388,815)
		(2,789,305)
APPLICATION SOFTWARE—(1.0)%
DocuSign, Inc., Cl. A	(14,716)	(1,191,996)
Dynatrace, Inc.	(28,544)	(1,094,948)
Elastic NV	(16,410)	(1,249,457)
Latch, Inc.	(782,466)	(2,574,313)
		(6,110,714)
ASSET MANAGEMENT & CUSTODY BANKS—0.0%
Main Street Capital Corp.	(5,909)	(237,778)
AUTO PARTS & EQUIPMENT—(0.9)%
QuantumScape Corp., Cl. A	(380,442)	(5,683,803)
AUTOMOBILE MANUFACTURERS—(0.5)%
Fisker, Inc.	(313,930)	(3,158,136)
Lucid Group, Inc.	(7,296)	(131,912)
		(3,290,048)
AUTOMOTIVE RETAIL—(1.0)%
CarMax, Inc.	(3,138)	(269,178)
Carvana Co., Cl. A	(103,747)	(6,013,176)
		(6,282,354)
BIOTECHNOLOGY—(0.7)%
Twist Bioscience Corp.	(151,250)	(4,362,050)
CASINOS & GAMING—(0.1)%
Boyd Gaming Corp.	(9,691)	(587,081)
COMMODITY CHEMICALS—(1.1)%
PureCycle Technologies, Inc.	(876,627)	(6,837,691)
COMPUTER & ELECTRONICS RETAIL—(0.2)%
Best Buy Co., Inc.	(15,109)	(1,358,752)
CONSUMER FINANCE—0.0%
LendingClub Corp.	(8,635)	(131,684)
DIVERSIFIED SUPPORT SERVICES—(0.4)%
Healthcare Services Group, Inc.	(148,961)	(2,545,743)
ELECTRICAL COMPONENTS & EQUIPMENT—(1.3)%
Enovix Corp.	(14,727)	(133,132)

THE ALGER FUNDS II	ALGER DYNAMIC OPPORTUNITIES FUND
Schedule of Investments - Securities Sold Short April 30, 2022 (Unaudited) (Continued)
COMMON STOCKS—(37.1)% (CONT.)	SHARES	VALUE
ELECTRICAL COMPONENTS & EQUIPMENT—(1.3)% (CONT.)
FREYR Battery SA	(721,219)	$(6,476,547)
Vicor Corp.	(16,535)	(1,000,698)
		(7,610,377)
ELECTRONIC EQUIPMENT & INSTRUMENTS—(0.7)%
SmartRent, Inc., Cl. A	(901,680)	(4,382,165)
EXCHANGE TRADED FUNDS—(9.6)%
ARK Genomic Revolution ETF	(264,104)	(8,979,536)
ARK Next Generation Internet ETF	(328,987)	(21,078,197)
Direxion NASDAQ-100 Equal Weighted Index Shares	(398,931)	(27,586,079)
		(57,643,812)
FOOTWEAR—(0.2)%
Crocs, Inc.	(14,663)	(974,063)
HEALTHCARE SERVICES—(0.2)%
23andMe Holding Co., Cl. A	(466,863)	(1,395,920)
HEALTHCARE TECHNOLOGY—(0.3)%
American Well Corp., Cl. A	(144,439)	(452,094)
Health Catalyst, Inc.	(57,131)	(950,660)
		(1,402,754)
HOME FURNISHINGS—(0.3)%
Tempur Sealy International, Inc.	(56,989)	(1,544,972)
HOME IMPROVEMENT RETAIL—(0.2)%
Floor & Decor Holdings, Inc., Cl. A	(17,262)	(1,376,127)
INDUSTRIAL MACHINERY—(0.7)%
Desktop Metal, Inc. Cl. A	(833,718)	(2,926,350)
Velo3D, Inc.	(335,039)	(1,172,636)
		(4,098,986)
INTERACTIVE MEDIA & SERVICES—(0.2)%
Yelp, Inc., Cl. A	(36,772)	(1,196,193)
INTERNET & DIRECT MARKETING RETAIL—(0.8)%
DoorDash, Inc., Cl. A	(7,937)	(646,310)
Porch Group, Inc.	(197,212)	(729,684)
Poshmark, Inc., Cl. A	(91,665)	(1,011,982)
Rent the Runway, Inc., Cl. A	(85,526)	(542,235)
Vivid Seats, Inc., Cl. A	(30,464)	(300,680)
Wayfair, Inc., Cl. A	(16,331)	(1,256,507)
		(4,487,398)
INTERNET SERVICES & INFRASTRUCTURE—(0.5)%
Cloudflare, Inc., Cl. A	(14,473)	(1,246,704)
GTT Communications, Inc.	(87,552)	(2,084)
Snowflake, Inc., Cl. A	(9,539)	(1,635,366)
		(2,884,154)
IT CONSULTING & OTHER SERVICES—(0.4)%
Accenture PLC, Cl. A	(4,442)	(1,334,199)
International Business Machines Corp.	(10,266)	(1,357,268)
		(2,691,467)

THE ALGER FUNDS II	ALGER DYNAMIC OPPORTUNITIES FUND
Schedule of Investments - Securities Sold Short April 30, 2022 (Unaudited) (Continued)

COMMON STOCKS—(37.1)% (CONT.)	SHARES	VALUE
LIFE SCIENCES TOOLS & SERVICES—(0.8)%
Charles River Laboratories International, Inc.	(11,676)	$(2,819,871)
Lonza Group AG	(3,496)	(2,078,839)
		(4,898,710)
MARKET INDICES—(7.3)%
iShares Russell 2000 Growth ETF	(56,359)	(12,657,668)
iShares Russell Mid-Cap Growth ETF	(61,604)	(5,494,461)
SPDR S&P 500 ETF Trust	(63,237)	(26,053,644)
		(44,205,773)
OTHER DIVERSIFIED FINANCIAL SERVICES—(1.4)%
iShares 20+ Year Treasury Bond ETF	(69,102)	(8,254,234)
PROPERTY & CASUALTY INSURANCE—(0.6)%
Lemonade, Inc.	(162,811)	(3,396,237)
REAL ESTATE SERVICES—(1.3)%
Offerpad Solutions, Inc.	(761,277)	(3,813,998)
Opendoor Technologies, Inc.	(391,223)	(2,734,649)
Zillow Group, Inc., Cl. A	(29,867)	(1,154,360)
		(7,703,007)
RESTAURANTS—(0.1)%
Portillo's, Inc., Cl. A	(39,993)	(833,054)
SPECIALTY STORES—(0.1)%
Dick's Sporting Goods, Inc.	(7,494)	(722,571)
SYSTEMS SOFTWARE—(0.5)%
Monday.com Ltd.	(11,189)	(1,447,857)
UiPath, Inc., Cl. A	(37,863)	(675,097)
Zscaler, Inc.	(5,481)	(1,111,218)
		(3,234,172)
TECHNOLOGY HARDWARE STORAGE &
PERIPHERALS—(0.9)%
HP, Inc.	(76,321)	(2,795,638)
Logitech International SA	(37,038)	(2,418,581)
		(5,214,219)
TOTAL COMMON STOCKS
(Proceeds $301,658,731)		$(225,628,560)
REAL ESTATE INVESTMENT TRUST—(1.8)%	SHARES	VALUE
DIVERSIFIED—(0.4)%
Empire State Realty Trust, Inc., Cl. A	(264,520)	(2,285,453)
HEALTHCARE—(0.9)%
Omega Healthcare Investors, Inc.	(206,674)	(5,266,054)
OFFICE—(0.1)%
Paramount Group, Inc.	(40,832)	(388,312)
RETAIL—(0.4)%
CBL & Associates Properties, Inc.	(75)	(2,198)
Pennsylvania Real Estate Investment Trust	(6,036)	(3,240)

THE ALGER FUNDS II	ALGER DYNAMIC OPPORTUNITIES FUND
Schedule of Investments - Securities Sold Short April 30, 2022 (Unaudited) (Continued)

REAL ESTATE INVESTMENT TRUST—(1.8)% (CONT.)	SHARES	VALUE
RETAIL—(0.4)% (CONT.)
Seritage Growth Properties, Cl. A	(240,415)	$(2,380,108)
		(2,385,546)
TOTAL REAL ESTATE INVESTMENT TRUST
(Proceeds $14,163,464)		$(10,325,365)
Total Securities Sold Short
(Proceeds $315,822,195)		$(235,953,925)

See Notes to Financial Statements.

THE ALGER FUNDS II	ALGER EMERGING MARKETS FUND
Schedule of Investments April 30, 2022 (Unaudited)

COMMON STOCKS—96.7%	SHARES	VALUE
ARGENTINA—3.5%
IT CONSULTING & OTHER SERVICES—3.5%
Globant SA*	6,250	$1,349,938
(Cost $1,612,099)
BRAZIL—10.3%
ASSET MANAGEMENT & CUSTODY BANKS—1.2%
Vinci Partners Investments Ltd., Cl. A	39,922	465,091
DIVERSIFIED CAPITAL MARKETS—1.8%
Banco BTG Pactual SA	151,000	705,473
FOOTWEAR—3.8%
Arezzo Industria e Comercio SA	80,000	1,448,262
HEAVY ELECTRICAL EQUIPMENT—2.4%
Aeris Industria E Comercio de Equipamentos Para Geracao de Energia SA	914,000	902,497
RESEARCH & CONSULTING SERVICES—1.1%
Boa Vista Servicos SA	264,000	428,943
TOTAL BRAZIL
(Cost $4,229,021)		3,950,266
CHINA—27.5%
APPAREL ACCESSORIES & LUXURY GOODS—2.0%
Li Ning Co., Ltd.	99,000	771,628
APPLICATION SOFTWARE—1.2%
Glodon Co., Ltd., Cl. A	68,000	468,713
ASSET MANAGEMENT & CUSTODY BANKS—1.2%
Noah Holdings Ltd.#,*	25,814	463,877
AUTOMOBILE MANUFACTURERS—3.8%
BYD Co., Ltd., Cl. H	50,522	1,470,287
DIVERSIFIED METALS & MINING—1.3%
Ganfeng Lithium Co., Ltd., Cl. H	40,000	478,772
FINANCIAL EXCHANGES & DATA—3.0%
East Money Information Co., Ltd., Cl. A	340,782	1,151,780
INDUSTRIAL MACHINERY—1.8%
Han's Laser Technology Industry Group Co., Ltd., Cl. A	168,000	693,291
INTERACTIVE MEDIA & SERVICES—1.1%
Tencent Holdings Ltd.	9,007	424,456
INTERNET & DIRECT MARKETING RETAIL—6.7%
JD Health International, Inc.*	52,000	324,173
JD.com, Inc.#,*	18,740	1,155,509
JD.com, Inc., Cl. A*	34,619	1,079,377
		2,559,059
OIL & GAS DRILLING—2.8%
China Oilfield Services Ltd., Cl. H	1,040,000	1,064,717

THE ALGER FUNDS II	ALGER EMERGING MARKETS FUND
Schedule of Investments April 30, 2022 (Unaudited) (Continued)

COMMON STOCKS—96.7%	SHARES	VALUE
CHINA—27.5% (CONT.)
SEMICONDUCTORS—2.6%
LONGi Green Energy Technology Co., Ltd., Cl. A	97,865	$983,890
TOTAL CHINA
(Cost $13,365,664)		10,530,470
GREECE—1.9%
SPECIALTY STORES—1.9%
JUMBO SA	45,500	737,353
(Cost $796,246)
HONG KONG—8.2%
BREWERS—3.7%
Budweiser Brewing Co. APAC Ltd.	568,000	1,413,305
FINANCIAL EXCHANGES & DATA—2.5%
Hong Kong Exchanges & Clearing Ltd.	22,476	953,415
HOUSEHOLD APPLIANCES—2.0%
JS Global Lifestyle Co., Ltd.	635,000	753,311
TOTAL HONG KONG
(Cost $3,488,988)		3,120,031
HUNGARY—0.7%
AIRLINES—0.7%
Wizz Air Holdings PLC*	6,981	273,079
(Cost $399,035)
INDIA—15.7%
APPAREL ACCESSORIES & LUXURY GOODS—0.7%
Titan Co., Ltd.	8,000	254,960
APPLICATION SOFTWARE—1.5%
Route Mobile Ltd.	27,000	572,264
CONSUMER FINANCE—1.7%
Manappuram Finance Ltd.	442,000	658,198
DIVERSIFIED BANKS—2.9%
HDFC Bank Ltd.	61,000	1,092,276
HOUSEHOLD APPLIANCES—2.0%
Amber Enterprises India Ltd.*	16,000	770,867
INTERNET & DIRECT MARKETING RETAIL—0.4%
FSN E-Commerce Ventures Ltd.*	7,200	157,454
INVESTMENT BANKING & BROKERAGE—3.3%
Angel One Ltd.	50,000	1,256,426
LIFE SCIENCES TOOLS & SERVICES—3.2%
Syngene International Ltd.*	153,000	1,243,690
TOTAL INDIA
(Cost $6,200,314)		6,006,135
INDONESIA—2.1%
REGIONAL BANKS—2.1%
Bank BTPN Syariah Tbk PT*	3,358,570	797,485
(Cost $799,775)

THE ALGER FUNDS II	ALGER EMERGING MARKETS FUND
Schedule of Investments April 30, 2022 (Unaudited) (Continued)

COMMON STOCKS—96.7%	SHARES	VALUE
SOUTH KOREA—8.1%
HEALTHCARE EQUIPMENT—1.7%
Ray Co., Ltd.*	34,700	$623,732
SEMICONDUCTORS—3.1%
LEENO Industrial, Inc.	8,639	1,191,158
SPECIALTY CHEMICALS—3.3%
Chunbo Co., Ltd.	5,823	1,257,501
TOTAL SOUTH KOREA
(Cost $2,464,115)		3,072,391
TAIWAN—12.5%
ELECTRONIC EQUIPMENT & INSTRUMENTS—3.1%
Chroma ATE, Inc.	213,000	1,184,726
SEMICONDUCTORS—9.4%
Realtek Semiconductor Corp.	73,000	991,130
Taiwan Semiconductor Manufacturing Co., Ltd.	144,000	2,605,361
		3,596,491
TOTAL TAIWAN
(Cost $5,619,555)		4,781,217
UNITED STATES—4.2%
IT CONSULTING & OTHER SERVICES—4.2%
EPAM Systems, Inc.*	6,050	1,603,190
(Cost $1,677,394)
VIETNAM—2.0%
REAL ESTATE DEVELOPMENT—2.0%
Vinhomes JSC	266,500	751,535
(Cost $923,854)
TOTAL COMMON STOCKS
(Cost $41,576,060)		36,973,090
Total Investments
(Cost $41,576,060)	96.7%	$36,973,090
Unaffiliated Securities (Cost $41,576,060)		36,973,090
Other Assets in Excess of Liabilities	3.3%	1,274,489
NET ASSETS	100.0%	$38,247,579

#	American Depositary Receipts.
*	Non-income producing security.

See Notes to Financial Statements.

THE ALGER FUNDS II	ALGER RESPONSIBLE INVESTING FUND
Schedule of Investments April 30, 2022 (Unaudited)

COMMON STOCKS—95.7%	SHARES	VALUE
AGRICULTURAL & FARM MACHINERY—0.7%
Deere & Co.	1,527	$576,519
APPAREL ACCESSORIES & LUXURY GOODS—1.5%
Levi Strauss & Co., Cl. A	18,358	332,463
Lululemon Athletica, Inc.*	2,388	846,857
		1,179,320
APPLICATION SOFTWARE—9.3%
Adobe, Inc.*	5,904	2,337,689
Autodesk, Inc.*	3,176	601,153
Bill.com Holdings, Inc.*	2,428	414,484
Intuit, Inc.	2,702	1,131,462
Paycom Software, Inc.*	947	266,552
Salesforce, Inc.*	12,073	2,124,124
Workday, Inc., Cl. A*	1,906	393,970
		7,269,434
AUTO PARTS & EQUIPMENT—0.8%
Aptiv PLC*	5,666	602,862
AUTOMOBILE MANUFACTURERS—3.1%
Tesla, Inc.*	2,770	2,412,005
AUTOMOTIVE RETAIL—0.1%
Carvana Co., Cl. A*	843	48,860
BIOTECHNOLOGY—0.9%
Vertex Pharmaceuticals, Inc.*	2,680	732,230
BUILDING PRODUCTS—0.5%
Allegion PLC	3,668	419,032
CONSUMER FINANCE—0.5%
American Express Co.	2,261	395,019
DATA PROCESSING & OUTSOURCED SERVICES—4.9%
PayPal Holdings, Inc.*	6,242	548,859
Visa, Inc., Cl. A	15,505	3,304,581
		3,853,440
DISTRIBUTORS—0.6%
Pool Corp.	1,157	468,840
ELECTRIC UTILITIES—0.5%
NextEra Energy, Inc.	5,908	419,586
ELECTRICAL COMPONENTS & EQUIPMENT—1.4%
Eaton Corp. PLC	3,523	510,905
Generac Holdings, Inc.*	804	176,382
Rockwell Automation, Inc.	1,599	404,019
		1,091,306
ELECTRONIC EQUIPMENT & INSTRUMENTS—1.4%
Cognex Corp.	5,696	385,220
Trimble, Inc.*	7,334	489,178
Zebra Technologies Corp., Cl. A*	530	195,920
		1,070,318
ELECTRONIC MANUFACTURING SERVICES—1.2%
Flex Ltd.*	56,652	934,192
ENVIRONMENTAL & FACILITIES SERVICES—0.7%
Tetra Tech, Inc.	3,729	519,375

THE ALGER FUNDS II	ALGER RESPONSIBLE INVESTING FUND
Schedule of Investments April 30, 2022 (Unaudited) (Continued)

COMMON STOCKS—95.7% (CONT.)	SHARES	VALUE
FINANCIAL EXCHANGES & DATA—2.7%
CME Group, Inc., Cl. A	2,074	$454,911
S&P Global, Inc.	4,366	1,643,799
		2,098,710
FOOD DISTRIBUTORS—0.8%
Sysco Corp.	7,189	614,516
FOOTWEAR—1.3%
NIKE, Inc., Cl. B	8,142	1,015,307
HEALTHCARE EQUIPMENT—1.1%
Dexcom, Inc.*	675	275,791
Edwards Lifesciences Corp.*	5,533	585,281
		861,072
HEALTHCARE SERVICES—1.5%
Cigna Corp.	3,875	956,272
Guardant Health, Inc.*	3,065	189,111
		1,145,383
HEALTHCARE SUPPLIES—0.4%
Align Technology, Inc.*	1,128	327,019
HOME IMPROVEMENT RETAIL—2.4%
The Home Depot, Inc.	6,091	1,829,736
HOUSEHOLD PRODUCTS—1.5%
The Procter & Gamble Co.	7,270	1,167,199
INDUSTRIAL CONGLOMERATES—1.0%
Honeywell International, Inc.	4,177	808,291
INDUSTRIAL GASES—0.9%
Air Products & Chemicals, Inc.	2,905	679,973
INDUSTRIAL MACHINERY—0.6%
Xylem, Inc.	5,737	461,829
INTERACTIVE HOME ENTERTAINMENT—0.5%
Take-Two Interactive Software, Inc.*	3,084	368,569
INTERACTIVE MEDIA & SERVICES—4.9%
Alphabet, Inc., Cl. A*	808	1,844,010
Alphabet, Inc., Cl. C*	697	1,602,633
Snap, Inc., Cl. A*	12,824	364,971
		3,811,614
INTERNET & DIRECT MARKETING RETAIL—5.7%
Amazon.com, Inc.*	1,797	4,466,677
INTERNET SERVICES & INFRASTRUCTURE—0.3%
Shopify, Inc., Cl. A*	453	193,349
INVESTMENT BANKING & BROKERAGE—1.3%
Morgan Stanley	12,306	991,741
IT CONSULTING & OTHER SERVICES—0.9%
Accenture PLC, Cl. A	2,401	721,164
LEISURE FACILITIES—0.8%
Vail Resorts, Inc.	2,419	614,813
LIFE SCIENCES TOOLS & SERVICES—1.9%
Agilent Technologies, Inc.	4,610	549,835
Danaher Corp.	3,769	946,509
		1,496,344

THE ALGER FUNDS II	ALGER RESPONSIBLE INVESTING FUND
Schedule of Investments April 30, 2022 (Unaudited) (Continued)

COMMON STOCKS—95.7% (CONT.)	SHARES	VALUE
MANAGED HEALTHCARE—1.1%
Humana, Inc.	1,990	$884,674
METAL & GLASS CONTAINERS—1.0%
Ball Corp.	9,682	785,791
MOVIES & ENTERTAINMENT—1.1%
Live Nation Entertainment, Inc.*	8,120	851,626
PHARMACEUTICALS—2.9%
Bristol-Myers Squibb Co.	8,904	670,204
Merck & Co., Inc.	8,311	737,103
Zoetis, Inc., Cl. A	4,902	868,879
		2,276,186
RAILROADS—0.8%
Union Pacific Corp.	2,735	640,783
RESTAURANTS—0.7%
Starbucks Corp.	7,708	575,325
SEMICONDUCTOR EQUIPMENT—4.3%
Applied Materials, Inc.	6,450	711,757
ASML Holding NV#	1,580	890,757
Lam Research Corp.	2,569	1,196,537
SolarEdge Technologies, Inc.*	2,094	524,359
		3,323,410
SEMICONDUCTORS—5.5%
Advanced Micro Devices, Inc.*	4,705	402,371
NVIDIA Corp.	12,729	2,360,848
Taiwan Semiconductor Manufacturing Co., Ltd.#	11,145	1,035,705
Universal Display Corp.	3,508	448,077
		4,247,001
SOFT DRINKS—1.5%
PepsiCo, Inc.	6,849	1,176,042
SYSTEMS SOFTWARE—11.6%
Microsoft Corp.	32,449	9,005,247
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—6.6%
Apple, Inc.	32,436	5,113,535
TOTAL COMMON STOCKS
(Cost $37,671,321)		74,545,264
REAL ESTATE INVESTMENT TRUST—3.5%	SHARES	VALUE
INDUSTRIAL—1.5%
Prologis, Inc.	7,288	1,168,194
SPECIALIZED—2.0%
Equinix, Inc.	1,564	1,124,641
SBA Communications Corp., Cl. A	1,356	470,681
		1,595,322
TOTAL REAL ESTATE INVESTMENT TRUST
(Cost $1,467,994)		2,763,516

THE ALGER FUNDS II	ALGER RESPONSIBLE INVESTING FUND
Schedule of Investments April 30, 2022 (Unaudited) (Continued)

		VALUE
Total Investments
(Cost $39,139,315)	99.2%	$77,308,780
Unaffiliated Securities (Cost $39,139,315)		77,308,780
Other Assets in Excess of Liabilities	0.8%	594,122
NET ASSETS	100.0%	$77,902,902

#	American Depositary Receipts.
*	Non-income producing security.

See Notes to Financial Statements.

THE ALGER FUNDS II
Statements of Assets and Liabilities April 30, 2022 (Unaudited)

	Alger Spectra Fund	Alger Dynamic Opportunities Fund
ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedules of investments	$5,473,254,601	$487,771,657
Investments in affiliated securities, at value (Identified cost below)** see accompanying schedules of investments	16,910,133	2,090,709
Cash and cash equivalents	190,655	52,823,712
Foreign cash †	—	27,743
Collateral held for short sales	178,873,978	308,021,160
Variation margin for centrally cleared swap contracts	—	183,253
Receivable for investment securities sold	504,610,876	114,443,931
Receivable for shares of beneficial interest sold	2,041,560	886,035
Dividends and interest receivable	1,152,203	60,905
Receivable from Investment Manager	10,215	767,209
Prepaid expenses	521,672	126,449
Total Assets	6,177,565,893	967,202,763
LIABILITIES:
Securities sold short, at value ‡	474,249,607	235,953,925
Bank overdraft	1,270	5,817
Interest payable	1,098,920	586,348
Payable for investment securities purchased	368,971,713	119,876,777
Payable for shares of beneficial interest redeemed	17,151,216	4,120,738
Due to broker	328,520,394	—
Accrued investment advisory fees	3,549,649	640,661
Accrued distribution fees	629,345	27,608
Accrued shareholder administrative fees	54,840	5,814
Accrued administrative fees	125,849	14,682
Accrued custodian fees	54,703	11,895
Accrued transfer agent fees	1,541,471	76,853
Accrued printing fees	204,163	28,924
Accrued professional fees	51,446	28,215
Accrued registration fees	68,000	3,000
Accrued trustee fees	16,752	1,794
Accrued fund accounting fees	217,153	37,146
Dividends on securities sold short payable	163,706	276,818
Accrued other expenses	5,983	2,399
Total Liabilities	1,196,676,180	361,699,414
NET ASSETS	$4,980,889,713	$605,503,349

See Notes to Financial Statements.

THE ALGER FUNDS II
Statements of Assets and Liabilities April 30, 2022 (Unaudited) (Continued)

	Alger Spectra Fund		Alger Dynamic Opportunities Fund
NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	4,169,019,497		649,220,277
Distributable earnings (Distributions in excess of earnings)	811,870,216		(43,716,928)
NET ASSETS	$4,980,889,713		$605,503,349
* Identified cost	$5,243,473,606(a	)	$559,940,187(b	)
** Identified cost	$25,029,054(a	)	$1,661,381(b	)
† Cost of foreign cash	$—		$28,151
‡ Proceeds received on short sales	$550,904,470		$315,822,195
NET ASSETS BY CLASS:
Class A	$1,190,811,326		$70,464,369
Class C	$337,462,023		$14,104,787
Class I	$210,463,500		$—
Class Y	$166,656,086		$—
Class Z	$3,075,496,778		$520,934,193
SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	66,734,408		4,255,585
Class C	23,185,269		951,476
Class I	11,586,326		—
Class Y	8,776,924		—
Class Z	162,247,260		30,265,200
NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$17.84		$16.56
Class A — Offering Price Per Share (includes a 5.25% sales charge)	$18.83		$17.48
Class C — Net Asset Value Per Share Class C	$14.56		$14.82
Class I — Net Asset Value Per Share Class I	$18.16		$—
Class Y — Net Asset Value Per Share Class Y	$18.99		$—
Class Z — Net Asset Value Per Share Class Z	$18.96		$17.21

See Notes to Financial Statements.

a) At April 30, 2022, the net unrealized appreciation on investments, based on cost for federal income tax purposes of 4,822,350,611, amounted to 193,564,516 which consisted of aggregate gross unrealized appreciation of 746,239,332 and aggregate gross unrealized depreciation of 552,674,816.
(b) At April 30, 2022, the net unrealized depreciation on investments, based on cost for federal income tax purposes of 256,475,637, amounted to 2,567,196 which consisted of aggregate gross unrealized appreciation of 100,634,619 and aggregate gross unrealized depreciation of 103,201,815.

THE ALGER FUNDS II
Statements of Assets and Liabilities April 30, 2022 (Unaudited) (Continued)

	Alger Emerging Markets Fund		Alger Responsible Investing Fund
ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedules of investments	$36,973,090		$77,308,780
Cash and cash equivalents	916,522		648,822
Foreign cash †	9,335		—
Receivable for investment securities sold	654,128		—
Receivable for shares of beneficial interest sold	62,871		21,266
Foreign capital gain tax receivable	21,093		—
Dividends and interest receivable	14,767		37,389
Receivable from Investment Manager	16,450		3,065
Prepaid expenses	113,764		66,842
Total Assets	38,782,020		78,086,164
LIABILITIES:
Payable for investment securities purchased	401,313		—
Payable for shares of beneficial a interest redeemed	14,764		24,122
Accrued investment advisory fees	24,898		49,427
Accrued distribution fees	3,351		13,174
Accrued shareholder administrative fees	369		948
Accrued administrative fees	913		1,914
Accrued custodian fees	12,971		2,195
Accrued transfer agent fees	9,042		41,362
Accrued printing fees	3,721		4,868
Accrued professional fees	33,317		25,392
Accrued registration fees	—		83
Accrued trustee fees	92		188
Accrued fund accounting fees	15,731		16,525
Accrued other expenses	13,959		3,064
Total Liabilities	534,441		183,262
NET ASSETS	$38,247,579		$77,902,902
NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	48,777,333		35,974,746
Distributable earnings (Distributions in excess of earnings)	(10,529,754)		41,928,156
NET ASSETS	$38,247,579		$77,902,902
* Identified cost	$41,576,060(a	)	$39,139,315(b	)
† Cost of foreign cash	$10,065		$—

See Notes to Financial Statements.

THE ALGER FUNDS II
Statements of Assets and Liabilities April 30, 2022 (Unaudited) (Continued)

	Alger Emerging Markets Fund	Alger Responsible Investing Fund

NET ASSETS BY CLASS:
Class A	$4,550,688	$40,158,188
Class C	$2,011,512	$3,395,501
Class I	$2,789,578	$5,208,448
Class Z	$28,895,801	$29,140,765
SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	449,002	3,108,003
Class C	210,935	309,625
Class I	278,082	404,140
Class Z	2,822,703	2,191,627
NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$10.14	$12.92
Class A — Offering Price Per Share (includes a 5.25% sales charge)	$10.70	$13.64
Class C — Net Asset Value Per Share Class C	$9.54	$10.97
Class I — Net Asset Value Per Share Class I	$10.03	$12.89
Class Z — Net Asset Value Per Share Class Z	$10.24	$13.30
See Notes to Financial Statements.

(a) At April 30, 2022, the net unrealized depreciation on investments, based on cost for federal income tax purposes of 42,474,314, amounted to 5,501,224 which consisted of aggregate gross unrealized appreciation of 2,136,392 and aggregate gross unrealized depreciation of 7,637,616.
(b) At April 30, 2022, the net unrealized appreciation on investments, based on cost for federal income tax purposes of 39,213,098, amounted to 38,095,682 which consisted of aggregate gross unrealized appreciation of 41,381,202 and aggregate gross unrealized depreciation of 3,285,520.

THE ALGER FUNDS II
Statements of Operations for the six months ended April 30, 2022 (Unaudited) (Continued)

	Alger Spectra Fund	Alger Dynamic Opportunities Fund
INCOME:
Dividends (net of foreign withholding taxes*)	$13,249,253	$1,319,598
Interest	9,221	7,900
Total Income	13,258,474	1,327,498
EXPENSES:
Investment advisory fees — Note 3(a)	25,283,326	4,675,278
Distribution fees — Note 3(c)
Class A	1,960,999	104,785
Class C	2,390,022	79,532
Class I	383,802	—
Shareholder administrative fees — Note 3(f)	411,943	42,202
Administration fees — Note 3(b)	949,910	107,142
Dividends on securities sold short	3,737,454	1,508,698
Custodian fees	115,390	28,182
Interest expenses	20,649	25,040
Borrowing fees on short sales	7,892,894	3,869,790
Transfer agent fees — Note 3(f)	933,014	65,819
Printing fees	184,983	35,388
Professional fees	115,880	25,072
Registration fees	90,063	54,181
Trustee fees — Note 3(g)	104,724	12,297
Fund accounting fees	471,133	82,225
Other expenses	81,938	14,603
Total Expenses	45,128,124	10,730,234
Less, expense reimbursements/waivers — Note 3(a)	(23,408)	(3,535,613)
Net Expenses	45,104,716	7,194,621
NET INVESTMENT LOSS	(31,846,242)	(5,867,123)

See Notes to Financial Statements.

THE ALGER FUNDS II
Statements of Operations for the six months ended April 30, 2022 (Unaudited) (Continued)

	Alger Spectra Fund	Alger Dynamic Opportunities Fund
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS, SWAPS AND FOREIGN CURRENCY:
Net realized gain (loss) on unaffiliated investments and purchased options	638,429,670	(85,445,402)
Net realized gain (loss) on foreign currency transactions	(93,734)	5,700
Net realized gain on short sales	75,947,618	43,952,994
Net realized (loss) on swaps	—	6,031,710
Net change in unrealized (depreciation) on unaffiliated investments and purchased options	(3,382,856,035)	(229,898,153)
Net change in unrealized (depreciation) on affiliated investments	(2,576,490)	(318,221)
Net change in unrealized (depreciation) on foreign currency	(42,314)	(5,470)
Net change in unrealized appreciation on short sales	50,298,931	70,793,710
Net change in unrealized appreciation on swaps	—	623,530
Net realized and unrealized (loss) on investments, purchased options, swaps and foreign currency	(2,620,892,354)	(194,259,602)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,652,738,596)	$(200,126,725)
* Foreign withholding taxes	$22,178	$12,627

See Notes to Financial Statements.

THE ALGER FUNDS II
Statements of Operations for the six months ended April 30, 2022 (Unaudited) (Continued)

	Alger Emerging Markets Fund	Alger Responsible Investing Fund
INCOME:
Dividends (net of foreign withholding taxes*)	$152,554	$324,441
Interest	156	301
Total Income	152,710	324,742
EXPENSES:
Investment advisory fees — Note 3(a)	172,605	323,670
Distribution fees — Note 3(c)
Class A	7,370	58,419
Class C	12,771	21,894
Class I	3,199	7,705
Shareholder administrative fees — Note 3(f)	2,576	6,220
Administration fees — Note 3(b)	6,329	12,537
Custodian fees	28,456	4,863
Interest expenses	132	12
Transfer agent fees — Note 3(f)	6,767	29,824
Printing fees	3,741	3,239
Professional fees	22,197	19,229
Registration fees	37,203	45,586
Trustee fees — Note 3(g)	696	1,341
Fund accounting fees	32,739	33,324
Other expenses	10,036	2,950
Total Expenses	346,817	570,813
Less, expense reimbursements/waivers — Note 3(a)	(79,456)	(8,418)
Net Expenses	267,361	562,395
NET INVESTMENT LOSS	(114,651)	(237,653)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FORWARD FOREIGN CURRENCY AND FOREIGN CURRENCY:
Net realized gain (loss) on unaffiliated investments	(4,896,128)**	4,442,354
Net realized gain on forward foreign currency contracts	53	—
Net realized (loss) on foreign currency transactions	(17,094)	—
Net change in unrealized (depreciation) on unaffiliated investments	(9,391,473)	(24,783,611)
Net change in unrealized appreciation on foreign currency	2,296	—
Net realized and unrealized (loss) on investments, forward foreign currency contracts and foreign currency	(14,302,346)	(20,341,257)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(14,416,997)	$(20,578,910)
* Foreign withholding taxes	$23,042	$2,770

See Notes to Financial Statements.

** Includes capital gain tax of 147,385.

THE ALGER FUNDS II
Statements of Changes in Net Assets (Unaudited)

	Alger Spectra Fund
	For the Six Months Ended	For the Year Ended
	April 30, 2022	October 31, 2021
Net investment loss	$(31,846,242)	$(68,539,836)
Net realized gain on investments and foreign currency	714,283,554	2,254,820,007
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(3,335,175,908)	354,781,472
Net increase (decrease) in net assets resulting from operations	(2,652,738,596)	2,541,061,643
Dividends and distributions to shareholders:
Class A	(471,605,982)	(149,713,973)
Class C	(166,546,263)	(68,859,702)
Class I	(135,403,187)	(35,078,329)
Class Y	(57,225,985)	(11,306,560)
Class Z	(1,290,263,098)	(406,820,186)
Total dividends and distributions to shareholders	(2,121,044,515)	(671,778,750)
Increase (decrease) from shares of beneficial interest transactions:
Class A	279,600,690	13,596,270
Class C	32,703,433	(130,391,600)
Class I	88,187,354	(130,424,751)
Class Y	51,208,218	79,882,154
Class Z	307,455,509	152,870,232
Net increase (decrease) from shares of beneficial interest transactions — Note 6	759,155,204	(14,467,695)
Total increase (decrease)	(4,014,627,907)	1,854,815,198
Net Assets:
Beginning of period	8,995,517,620	7,140,702,422
END OF PERIOD	$4,980,889,713	$8,995,517,620

See Notes to Financial Statements.

THE ALGER FUNDS II
Statements of Changes in Net Assets (Unaudited) (Continued)

	Alger Dynamic Opportunities Fund
	For the Six Months Ended April 30, 2022	For the Year Ended October 31, 2021
Net investment loss	$(5,867,123)	$(11,047,375)
Net realized gain (loss) on investments, purchased options, swaps and foreign currency	(35,454,998)	52,141,513
Net change in unrealized appreciation (depreciation) on investments, purchased options, swaps and foreign currency	(158,804,604)	113,590,660
Net increase (decrease) in net assets resulting from operations	(200,126,725)	154,684,798
Dividends and distributions to shareholders:
Class A	(5,086,108)	(3,410,651)
Class C	(1,020,513)	(670,569)
Class Z	(40,837,533)	(19,608,559)
Total dividends and distributions to shareholders	(46,944,154)	(23,689,779)
Increase (decrease) from shares of benefic a interest transactions:
Class A	(6,608,816)	27,495,067
Class C	1,093,466	4,923,080
Class Z	(115,979,406)	386,994,537
Net increase (decrease) from shares of beneficial interest transactions — Note 6	(121,494,756)	419,412,684
Total increase (decrease)	(368,565,635)	550,407,703
Net Assets:
Beginning of period	974,068,984	423,661,281
END OF PERIOD	$605,503,349	$974,068,984

See Notes to Financial Statements.

THE ALGER FUNDS II
Statements of Changes in Net Assets (Unaudited) (Continued)

	Alger Emerging Markets Fund
	For the Six Months Ended April 30, 2022	For the Year Ended October 31, 2021
Net investment loss	$(114,651)	$(100,049)
Net realized gain (loss) on investments, forward foreign currency contracts and foreign currency	(4,913,169)	3,240,944
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(9,389,177)	862,399
Net increase (decrease) in net assets resulting from operations	(14,416,997)	4,003,294
Dividends and distributions to shareholders:
Class A	(134,009)	—
Class C	(60,086)	—
Class I	(42,908)	—
Class Z	(900,577)	—
Total dividends and distributions to shareholders	(1,137,580)	—
Increase (decrease) from shares of beneficial interest transactions:
Class A	165,070	2,358,575
Class C	(153,690)	(170,224)
Class I	1,663,092	(1,229,611)
Class Z	5,455,945	20,086,221
Net increase from shares of beneficial interest transactions - Note 6	7,130,417	21,044,961
Total increase (decrease)	(8,424,160)	25,048,255
Net Assets:
Beginning of period	46,671,739	21,623,484
END OF PERIOD	$38,247,579	$46,671,739

See Notes to Financial Statements.

THE ALGER FUNDS II
Statements of Changes in Net Assets (Unaudited) (Continued)

	Alger Responsible Investing Fund
	For the Six Months Ended	For the Year Ended
	April 30, 2022	October 31, 2021
Net investment loss	$(237,653)	$(400,315)
Net realized gain on investments	4,442,354	7,773,882
Net change in unrealized appreciation (depreciation) on investments	(24,783,611)	21,426,914
Net increase (decrease) in net assets resulting from operations	(20,578,910)	28,800,481
Dividends and distributions to shareholders:
Class A	(3,978,674)	(2,887,365)
Class C	(448,156)	(391,085)
Class I	(533,434)	(510,643)
Class Z	(2,792,226)	(1,797,133)
Total dividends and distributions to shareholders	(7,752,490)	(5,586,226)
Increase (decrease) from shares of beneficial interest transactions:
Class A	3,140,382	1,492,713
Class C	(323,431)	(1,517,797)
Class I	256,571	(3,173,490)
Class Z	3,439,179	5,368,059
Net increase from shares of beneficial interest transactions - Note 6	6,512,701	2,169,485
Total increase (decrease)	(21,818,699)	25,383,740
Net Assets:
Beginning of period	99,721,601	74,337,861
END OF PERIOD	$77,902,902	$99,721,601

See Notes to Financial Statements.

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Spectra Fund	Class A
	Six months ended 4/30/2022(i)	Year ended 10/31/2021		Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017
Net asset value, beginning of period	$35.36	$28.24		$22.51	$21.94	$21.41	$16.91
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.13)	(0.31)		(0.16)	(0.07)	(0.06)	(0.02)
Net realized and unrealized gain (loss) on investments	(8.96)	10.14		7.51	2.84	1.85	4.86
Total from investment operations	(9.09)	9.83		7.35	2.77	1.79	4.84
Distributions from net realized gains	(8.43)	(2.71)		(1.62)	(2.20)	(1.26)	(0.34)
Net asset value, end of period	$17.84	$35.36		$28.24	$22.51	$21.94	$21.41
Total return(iii)	(32.16)%	36.80%		34.65%	14.82%	8.75%	29.19%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$1,190,811	$1,985,099		$1,568,743	$1,222,285	$1,208,421	$1,662,441
Ratio of gross expenses to average net assets	1.46%(iv)	1.39	%(v)	1.40%(vi)	1.31%(vii)	1.27%(viii)	1.28%(ix)
Ratio of net expenses to average net assets	1.46%	1.39%		1.40%	1.31%	1.27%	1.28%
Ratio of net investment loss to average net assets	(1.08)%	(0.98)%		(0.66)%	(0.35)%	(0.29)%	(0.13)%
Portfolio turnover rate	131.18%	108.48%		71.81%	86.54%	74.19%	80.08%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)	Amount was computed based on average shares outstanding during the period.

(iii)	Does not reflect the effect of sales charges, if applicable.

(iv)	Includes 0.34% related to dividend expense on short positions and interest expense for the period ended 4/30/22.

(v)	Includes 0.30% related to dividend expense on short positions and interest expense for the period ended 10/31/21.

(vi)	Includes 0.25% related to dividend expense on short positions and interest expense for the period ended 10/31/20.

(vii)	Includes 0.12% related to dividend expense on short positions and interest expense for the period ended 10/31/19.

(viii)	Includes 0.08% related to dividend expense on short positions and interest expense for the period ended 10/31/18.

(ix)	Includes 0.07% related to dividend expense on short positions and interest expense for the period ended 10/31/17.

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Spectra Fund	Class C
	Six months ended 4/30/2022(i)	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017
Net asset value, beginning of period	$30.60	$24.94	$20.20	$20.06	$19.82	$15.80
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.18)	(0.47)	(0.30)	(0.21)	(0.21)	(0.15)
Net realized and unrealized gain (loss) on investments	(7.43)	8.84	6.66	2.55	1.71	4.51
Total from investment operations	(7.61)	8.37	6.36	2.34	1.50	4.36
Distributions from net realized gains	(8.43)	(2.71)	(1.62)	(2.20)	(1.26)	(0.34)
Net asset value, end of period	$14.56	$30.60	$24.94	$20.20	$20.06	$19.82
Total return(iii)	(32.41)%	35.79%	33.60%	13.97%	7.95%	28.18%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$337,462	$656,004		$651,194 $	681,792	$727,681	$765,136
Ratio of gross expenses to average net assets	2.21%(iv)	2.16	%(v)	2.15%(vi)	2.07%(vii)	2.01%(viii)	2.04%(ix)
Ratio of net expenses to average net assets	2.21%	2.16%		2.15%	2.07%	2.01%	2.04%
Ratio of net investment loss to average net assets	(1.83)%	(1.73)%		(1.39)%	(1.10)%	(1.04)%	(0.89)%
Portfolio turnover rate	131.18%	108.48%		71.81%	86.54%	74.19%	80.08%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)	Amount was computed based on average shares outstanding during the period.

(iii)	Does not reflect the effect of sales charges, if applicable.

(iv)	Includes 0.33% related to dividend expense on short positions and interest expense for the period ended 4/30/22.

(v)	Includes 0.30% related to dividend expense on short positions and interest expense for the period ended 10/31/21.

(vi)	Includes 0.25% related to dividend expense on short positions and interest expense for the period ended 10/31/20.

(vii)	Includes 0.12% related to dividend expense on short positions and interest expense for the period ended 10/31/19.

(viii)	Includes 0.08% related to dividend expense on short positions and interest expense for the period ended 10/31/18.

(ix)	Includes 0.07% related to dividend expense on short positions and interest expense for the period ended 10/31/17.

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Spectra Fund	Class I
	Six months ended 4/30/2022(i)	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017
Net asset value, beginning of period	$35.83	$28.59	$22.77	$22.16	$21.61	$17.06
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.13)	(0.30)	(0.15)	(0.07)	(0.06)	(0.02)
Net realized and unrealized gain (loss) on investments	(9.11)	10.25	7.59	2.88	1.87	4.91
Total from investment operations	(9.24)	9.95	7.44	2.81	1.81	4.89
Distributions from net realized gains	(8.43)	(2.71)	(1.62)	(2.20)	(1.26)	(0.34)
Net asset value, end of period	$18.16	$35.83	$28.59	$22.77	$22.16	$21.61
Total return(iii)	(32.15)%	36.82%	34.61%	14.85%	8.76%	29.23%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)		$210,464	$378,367			$422,807		$656,990		$776,443		$791,060
Ratio of gross expenses to average net assets	1.44	%(iv)	1.40	%(v)	1.39	%(vi)	1.30	%(vii)	1.25	%(viii)	1.27	%(ix)
Ratio of net expenses to average net assets		1.44%	1.40%			1.39%		1.30%		1.25%		1.27%
Ratio of net investment loss to average net assets (1.07)%			(0.96)%			(0.61)%		(0.33)%		(0.28)%		(0.09)%
Portfolio turnover rate		131.18%	108.48%			71.81%		86.54%		74.19%		80.08%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)	Amount was computed based on average shares outstanding during the period.

(iii)	Does not reflect the effect of sales charges, if applicable.

(iv)	Includes 0.33% related to dividend expense on short positions and interest expense for the period ended 4/30/22.

(v)	Includes 0.30% related to dividend expense on short positions and interest expense for the period ended 10/31/21.

(vi)	Includes 0.25% related to dividend expense on short positions and interest expense for the period ended 10/31/20.

(vii)	Includes 0.12% related to dividend expense on short positions and interest expense for the period ended 10/31/19.

(viii)	Includes 0.08% related to dividend expense on short positions and interest expense for the period ended 10/31/18.

(ix)	Includes 0.07% related to dividend expense on short positions and interest expense for the period ended 10/31/17.

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Spectra Fund	Class Y
	Six months ended 4/30/2022(i)	Year ended 10/31/2021	Year ended 10/31/2020	From 12/3/2018 (commencement of operations) to 10/31/2019(ii)
Net asset value, beginning of period	$36.99	$29.36	$23.26	$23.29
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(iii)	(0.09)	(0.23)	(0.11)	(0.03)
Net realized and unrealized gain (loss) on investments	(9.48)	10.57	7.83	2.20
Total from investment operations	(9.57)	10.34	7.72	2.17
Distributions from net realized gains	(8.43)	(2.71)	(1.62)	(2.20)
Net asset value, end of period	$18.99	$36.99	$29.36	$23.26
Total return(iv)	(32.05)%	37.21%	35.11%	11.43%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$166,656	$252,167	$121,397	$43,750
Ratio of gross expenses to average net assets	1.14%(v)	1.09%(vi)	1.09%(vii)	1.03%(viii)
Ratio of expense reimbursements to average net assets	(0.02)%	–	(0.04)%	(0.09)%
Ratio of net expenses to average net assets	1.12%	1.09%	1.05%	0.94%
Ratio of net investment loss to average net assets	(0.75)%	(0.70)%	(0.40)%	(0.14)%
Portfolio turnover rate	131.18%	108.48%	71.81%	86.54%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)	Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.

(iii)	Amount was computed based on average shares outstanding during the period.

(iv)	Does not reflect the effect of sales charges, if applicable.

(v)	Includes 0.33% related to dividend expense on short positions and interest expense for the period ended 4/30/22.

(vi)	Includes 0.31% related to dividend expense on short positions and interest expense for the period ended 10/31/21.

(vii)	Includes 0.26% related to dividend expense on short positions and interest expense for the period ended 10/31/20.

(viii)	Includes 0.17% related to dividend expense on short positions and interest expense for the period ended 10/31/19.

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Spectra Fund	Class Z
	Six months ended 4/30/2022(i)		Year ended 10/31/2021		Year ended 10/31/2020		Year ended 10/31/2019		Year ended 10/31/2018		Year ended 10/31/2017
Net asset value, beginning of period	$36.95		$29.32		$23.24		$22.51		$21.87			$17.21
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	(0.10)		(0.22)		(0.09)		(0.01)		–(iii)			0.03
Net realized and unrealized gain (loss) on investments	(9.46)		10.56		7.79		2.94		1.90			4.97
Total from investment operations	(9.56)		10.34		7.70		2.93		1.90			5.00
Distributions from net realized gains	(8.43)		(2.71)		(1.62)		(2.20)		(1.26)			(0.34)
Net asset value, end of period	$18.96		$36.95		$29.32		$23.24		$22.51			$21.87
Total return(iv)	(32.05)%		37.22%		35.10%		15.18%		9.09%			29.62%
RATIOS/SUPPLEMENTAL DATA:											$
Net assets, end of period (000's omitted)	$3,075,497		$5,723,880		$4,376,561		$3,482,596		$3,241,767			2,646,438
Ratio of gross expenses to average net assets	1.14	%(v)	1.09	%(vi)	1.09	%(vii)	0.99	%(viii)	0.94	%(ix)		0.96	%(x)
Ratio of net expenses to average net assets	1.14%		1.09%		1.09%		0.99%		0.94%			0.96%
Ratio of net investment income (loss) to average net assets	(0.76)%		(0.67)%		(0.35)%		(0.03)%		0.02%			0.17%
Portfolio turnover rate	131.18%		108.48%		71.81%		86.54%		74.19%			80.08%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)	Amount was computed based on average shares outstanding during the period.

(iii)	Amount was less than 0.005 per share.

(iv)	Does not reflect the effect of sales charges, if applicable.

(v)	Includes 0.33% related to dividend expense on short positions and interest expense for the period ended 4/30/22.

(vi)	Includes 0.31% related to dividend expense on short positions and interest expense for the period ended 10/31/21.

(vii)	Includes 0.25% related to dividend expense on short positions and interest expense for the period ended 10/31/20.

(viii)	Includes 0.12% related to dividend expense on short positions and interest expense for the period ended 10/31/19.

(ix)	Includes 0.08% related to dividend expense on short positions and interest expense for the period ended 10/31/18.

(x)	Includes 0.07% related to dividend expense on short positions and interest expense for the period ended 10/31/17.

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Dynamic Opportunities Fund	Class A
	Six months ended 4/30/2022(i)		Year ended 10/31/2021		Year ended 10/31/2020		Year ended 10/31/2019		Year ended 10/31/2018		Year ended 10/31/2017
Net asset value, beginning of period	$22.29		$18.32		$13.91		$13.73		$14.10		$11.63
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.16)		(0.36)		(0.22)		(0.16)		(0.28)		(0.21)
Net realized and unrealized gain (loss) on investments	(4.49)		5.28		5.15		0.58		0.80		2.72
Total from investment operations	(4.65)		4.92		4.93		0.42		0.52		2.51
Distributions from net realized gains	(1.08)		(0.95)		(0.52)		(0.24)		(0.89)		(0.04)
Net asset value, end of period	$16.56		$22.29		$18.32		$13.91		$13.73		$14.10
Total return(iii)	(21.37)%		27.82%		36.67%		3.26%		3.99%		21.63%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$70,464		$103,684		$60,793		$32,011		$29,620		$28,833
Ratio of gross expenses to average net assets	3.05	%(iv)	2.52	%(v)	2.81	%(vi)	2.49	%(vii)	2.63	%(viii)	2.51	%(ix)
Ratio of expense reimbursements to average net assets	(1.05)%		(0.52)%		(0.80)%		(0.32)%		–		–
Ratio of net expenses to average net assets	2.00%		2.00%		2.01%		2.17%		2.63%		2.51%
Ratio of net investment loss to average net assets	(1.71)%		(1.77)%		(1.41)%		(1.12)%		(2.02)%		(1.62)%
Portfolio turnover rate	151.02%		161.76%		249.71%		264.04%		181.92%		216.81%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)	Amount was computed based on average shares outstanding during the period.

(iii)	Does not reflect the effect of sales charges, if applicable.

(iv)	Includes 1.40% related to dividend expense on short positions and interest expense for the period ended 4/30/22.

(v)	Includes 0.89% related to dividend expense on short positions and interest expense for the period ended 10/31/21.

(vi)	Includes 1.09% related to dividend expense on short positions and interest expense for the period ended 10/31/20.

(vii)	Includes 0.59% related to dividend expense on short positions and interest expense for the period ended 10/31/19.

(viii)	Includes 0.81% related to dividend expense on short positions and interest expense for the period ended 10/31/18.

(ix)	Includes 0.62% related to dividend expense on short positions and interest expense for the period ended 10/31/17.

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Dynamic Opportunities Fund	Class C
	Six months ended 4/30/2022(i)		Year ended 10/31/2021		Year ended 10/31/2020		Year ended 10/31/2019		Year ended 10/31/2018		Year ended 10/31/2017
Net asset value, beginning of period	$20.15		$16.77		$12.87		$12.81		$13.32		$11.07
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.20)		(0.47)		(0.30)		(0.25)		(0.36)		(0.29)
Net realized and unrealized gain (loss) on investments	(4.05)		4.80		4.72		0.55		0.74		2.58
Total from investment operations	(4.25)		4.33		4.42		0.30		0.38		2.29
Distributions from net realized gains	(1.08)		(0.95)		(0.52)		(0.24)		(0.89)		(0.04)
Net asset value, end of period	$14.82		$20.15		$16.77		$12.87		$12.81		$13.32
Total return(iii)	(21.62)%		26.83%		35.64%		2.55%		3.12%		20.73%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$14,105		$17,998		$10,472		$7,071		$6,790		$6,472
Ratio of gross expenses to average net assets	3.83	%(iv)	3.27	%(v)	3.55	%(vi)	3.25	%(vii)	3.41	%(viii)	3.29	%(ix)
Ratio of expense reimbursements to average net assets	(1.08)%		(0.52)%		(0.80)%		(0.32)%		–		–
Ratio of net expenses to average net assets	2.75%		2.75%		2.75%		2.93%		3.41%		3.29%
Ratio of net investment loss to average net assets	(2.47)%		(2.52)%		(2.07)%		(1.88)%		(2.79)%		(2.42)%
Portfolio turnover rate	151.02%		161.76%		249.71%		264.04%		181.92%		216.81%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)	Amount was computed based on average shares outstanding during the period.

(iii)	Does not reflect the effect of sales charges, if applicable.

(iv)	Includes 1.43% related to dividend expense on short positions and interest expense for the period ended 4/30/22.

(v)	Includes 0.89% related to dividend expense on short positions and interest expense for the period ended 10/31/21.

(vi)	Includes 1.07% related to dividend expense on short positions and interest expense for the period ended 10/31/20.

(vii)	Includes 0.60% related to dividend expense on short positions and interest expense for the period ended 10/31/19.

(viii)	Includes 0.81% related to dividend expense on short positions and interest expense for the period ended 10/31/18.

(ix)	Includes 0.61% related to dividend expense on short positions and interest expense for the period ended 10/31/17.

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Dynamic Opportunities Fund	Class Z
	Six months ended 4/30/2022(i)		Year ended 10/31/2021		Year ended 10/31/2020		Year ended 10/31/2019		Year ended 10/31/2018		Year ended 10/31/2017
Net asset value, beginning of period	$23.09		$18.91		$14.30		$14.07		$14.39		$11.83
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.14)		(0.33)		(0.22)		(0.12)		(0.25)		(0.18)
Net realized and unrealized gain (loss) on investments	(4.66)		5.46		5.35		0.59		0.82		2.78
Total from investment operations	(4.80)		5.13		5.13		0.47		0.57		2.60
Distributions from net realized gains	(1.08)		(0.95)		(0.52)		(0.24)		(0.89)		(0.04)
Net asset value, end of period	$17.21		$23.09		$18.91		$14.30		$14.07		$14.39
Total return(iii)	(21.23)%		28.07%		37.08%		3.54%		4.27%		22.02%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$520,934		$852,387		$352,396		$85,184		$69,002		$48,660
Ratio of gross expenses to average net assets	2.68	%(iv)	2.20	%(v)	2.47	%(vi)	2.15	%(vii)	2.33	%(viii)	2.21	%(ix)
Ratio of expense reimbursements to average net assets	(0.93)%		(0.45)%		(0.70)%		(0.29)%		–		–
Ratio of net expenses to average net assets	1.75%		1.75%		1.77%		1.86%		2.33%		2.21%
Ratio of net investment loss to average net assets	(1.46)%		(1.52)%		(1.30)%		(0.82)%		(1.72)%		(1.34)%
Portfolio turnover rate	151.02%		161.76%		249.71%		264.04%		181.92%		216.81%
See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)	Amount was computed based on average shares outstanding during the period.

(iii)	Does not reflect the effect of sales charges, if applicable.

(iv)	Includes 1.38% related to dividend expense on short positions and interest expense for the period ended 4/30/22.

(v)	Includes 0.88% related to dividend expense on short positions and interest expense for the period ended 10/31/21.

(vi)	Includes 1.09% related to dividend expense on short positions and interest expense for the period ended 10/31/20.

(vii)	Includes 0.58% related to dividend expense on short positions and interest expense for the period ended 10/31/19.

(viii)	Includes 0.81% related to dividend expense on short positions and interest expense for the period ended 10/31/18.

(ix)	Includes 0.61% related to dividend expense on short positions and interest expense for the period ended 10/31/17.

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Emerging Markets Fund	Class A
	Six months ended 4/30/2022(i)	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017
Net asset value, beginning of period	$14.13	$11.71	$9.80	$8.77	$11.29	$9.09
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	(0.05)	(0.09)	(0.06)	0.03	–(iii)	–
Net realized and unrealized gain (loss) on investments	(3.67)	2.51	2.45	1.18	(2.12)	2.20
Total from investment operations	(3.72)	2.42	2.39	1.21	(2.12)	2.20
Dividends from net investment income	–(iii)	–	(0.48)	(0.18)	(0.40)	–
Distributions from net realized gains	(0.27)	–	–	–	–	–
Net asset value, end of period	$10.14	$14.13	$11.71	$9.80	$8.77	$11.29
Total return(iv)	(26.85)%	20.67%	25.15%	14.13%	(19.46)%	24.20%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$4,551	$6,331	$3,320	$3,942	$4,397	$7,141
Ratio of gross expenses to average net assets	1.73%	1.65%	2.25%	2.22%	1.77%	2.05%
Ratio of expense reimbursements to average net assets	(0.18)%	(0.10)%	(0.72)%	(0.69)%	(0.21)%	(0.50)%
Ratio of net expenses to average net assets	1.55%	1.55%	1.53%	1.53%	1.56%	1.55%
Ratio of net investment income (loss) to average net assets	(0.88)%	(0.60)%	(0.61)%	0.35%	(0.01)%	0.05%
Portfolio turnover rate	59.24%	83.30%	184.74%	80.33%	105.23%	71.95%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)	Amount was computed based on average shares outstanding during the period.

(iii)	Amount was less than 0.005 per share.

(iv)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Emerging Markets Fund	Class C
	Six months ended 4/30/2022(i)	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017
Net asset value, beginning of period	$13.36	$11.16	$9.35	$8.36	$10.80	$8.76
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.09)	(0.18)	(0.13)	(0.03)	(0.08)	(0.06)
Net realized and unrealized gain (loss) on investments	(3.46)	2.38	2.33	1.13	(2.02)	2.10
Total from investment operations	(3.55)	2.20	2.20	1.10	(2.10)	2.04
Dividends from net investment income	–	–	(0.39)	(0.11)	(0.34)	–
Distributions from net realized gains	(0.27)	–	–	–	–	–
Net asset value, end of period	$9.54	$13.36	$11.16	$9.35	$8.36	$10.80
Total return(iii)	(27.14)%	19.71%	24.19%	13.34%	(20.11)%	23.29%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$2,012	$3,016	$2,658	$2,782	$2,973	$3,602
Ratio of gross expenses to average net assets	2.50%	2.45%	3.02%	2.98%	2.54%	2.82%
Ratio of expense reimbursements to average net assets	(0.20)%	(0.15)%	(0.72)%	(0.70)%	(0.23)%	(0.52)%
Ratio of net expenses to average net assets	2.30%	2.30%	2.30%	2.28%	2.31%	2.30%
Ratio of net investment loss to average net assets	(1.64)%	(1.35)%	(1.36)%	(0.35)%	(0.75)%	(0.68)%
Portfolio turnover rate	59.24%	83.30%	184.74%	80.33%	105.23%	71.95%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)	Amount was computed based on average shares outstanding during the period.

(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Emerging Markets Fund	Class I
	Six months ended 4/30/2022(i)	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017
Net asset value, beginning of period	$14.00	$11.59	$9.73	$8.72	$11.22	$9.04
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	(0.05)	(0.07)	(0.05)	0.02	0.01	–
Net realized and unrealized gain (loss) on investments	(3.64)	2.48	2.42	1.19	(2.11)	2.18
Total from investment operations	(3.69)	2.41	2.37	1.21	(2.10)	2.18
Dividends from net investment income	(0.01)	–	(0.51)	(0.20)	(0.40)	–
Distributions from net realized gains	(0.27)	–	–	–	–	–
Net asset value, end of period	$10.03	$14.00	$11.59	$9.73	$8.72	$11.22
Total return(iii)	(26.82)%	20.79%	25.19%	14.22%	(19.40)%	24.12%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$2,790	$1,968	$2,617	$2,636	$14,516	$22,848
Ratio of gross expenses to average net assets	1.70%	1.66%	2.14%	2.07%	1.71%	1.96%
Ratio of expense reimbursements to average net assets	(0.25)%	(0.22)%	(0.69)%	(0.65)%	(0.24)%	(0.41)%
Ratio of net expenses to average net assets	1.45%	1.44%	1.45%	1.42%	1.47%	1.55%
Ratio of net investment income (loss) to average net assets	(0.80)%	(0.53)%	(0.52)%	0.17%	0.06%	0.03%
Portfolio turnover rate	59.24%	83.30%	184.74%	80.33%	105.23%	71.95%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)	Amount was computed based on average shares outstanding during the period.

(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Emerging Markets Fund	Class Z
	Six months ended 4/30/2022(i)	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017
Net asset value, beginning of period	$14.29	$11.78	$9.87	$8.85	$11.36	$9.12
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	(0.02)	(0.01)	(0.01)	0.09	0.04	0.04
Net realized and unrealized gain (loss) on investments	(3.70)	2.52	2.46	1.18	(2.12)	2.20
Total from investment operations	(3.72)	2.51	2.45	1.27	(2.08)	2.24
Dividends from net investment income	(0.06)	–	(0.54)	(0.25)	(0.43)	–
Distributions from net realized gains	(0.27)	–	–	–	–	–
Net asset value, end of period	$10.24	$14.29	$11.78	$9.87	$8.85	$11.36
Total return(iii)	(26.61)%	21.31%	25.76%	14.83%	(19.07)%	24.56%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$28,896	$35,357	$13,028	$14,090	$19,236	$27,944
Ratio of gross expenses to average net assets	1.38%	1.34%	1.89%	1.85%	1.43%	1.71%
Ratio of expense reimbursements to average net assets	(0.39)%	(0.35)%	(0.90)%	(0.90)%	(0.39)%	(0.46)%
Ratio of net expenses to average net assets	0.99%	0.99%	0.99%	0.95%	1.04%	1.25%
Ratio of net investment income (loss) average net assets	(0.33)%	(0.05)%	(0.06)%	0.95%	0.39%	0.38%
Portfolio turnover rate	59.24%	83.30%	184.74%	80.33%	105.23%	71.95%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)	Amount was computed based on average shares outstanding during the period.

(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Responsible Investing Fund	Class A
	Six months ended 4/30/2022(i)	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017
Net asset value, beginning of period	$17.71	$13.60	$11.38	$10.60	$11.32	$9.14
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.05)	(0.08)	(0.05)	(0.01)	(0.02)	–
Net realized and unrealized gain (loss) on investments	(3.36)	5.23	3.13	1.43	0.84	2.55
Total from investment operations	(3.41)	5.15	3.08	1.42	0.82	2.55
Distributions from net realized gains	(1.38)	(1.04)	(0.86)	(0.64)	(1.54)	(0.37)
Net asset value, end of period	$12.92	$17.71	$13.60	$11.38	$10.60	$11.32
Total return(iii)	(20.88)%	39.80%	28.64%	14.81%	8.05%	28.84%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$40,158	$51,634	$38,192	$29,932	$29,662	$33,828
Ratio of gross expenses to average net assets	1.35%	1.27%	1.36%	1.40%	1.41%	1.42%
Ratio of expense reimbursements to average net assets	–	–	(0.02)%	(0.05)%	(0.06)%	(0.07)%
Ratio of net expenses to average net assets	1.35%	1.27%	1.34%	1.35%	1.35%	1.35%
Ratio of net investment loss to average net assets	(0.64)%	(0.52)%	(0.43)%	(0.12)%	(0.16)%	(0.02)%
Portfolio turnover rate	8.43%	11.07%	11.73%	14.64%	20.20%	30.70%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)	Amount was computed based on average shares outstanding during the period.

(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Responsible Investing Fund	Class C
	Six months ended 4/30/2022(i)	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017
Net asset value, beginning of period	$15.30	$11.95	$10.18	$9.62	$10.49	$8.56
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.09)	(0.17)	(0.13)	(0.09)	(0.09)	(0.08)
Net realized and unrealized gain (loss) on investments	(2.86)	4.56	2.76	1.29	0.76	2.38
Total from investment operations	(2.95)	4.39	2.63	1.20	0.67	2.30
Distributions from net realized gains	(1.38)	(1.04)	(0.86)	(0.64)	(1.54)	(0.37)
Net asset value, end of period	$10.97	$15.30	$11.95	$10.18	$9.62	$10.49
Total return(iii)	(21.18)%	38.87%	27.53%	13.97%	7.14%	27.83%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$3,396	$5,150	$5,368	$5,369	$6,124	$6,205
Ratio of gross expenses to average net assets	2.07%	2.03%	2.11%	2.16%	2.14%	2.19%
Ratio of net expenses to average net assets	2.07%	2.03%	2.11%	2.16%	2.14%	2.19%
Ratio of net investment loss to average net assets	(1.36)%	(1.27)%	(1.19)%	(0.92)%	(0.95)%	(0.86)%
Portfolio turnover rate	8.43%	11.07%	11.73%	14.64%	20.20%	30.70%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)	Amount was computed based on average shares outstanding during the period.

(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Responsible Investing Fund	Class C
	Six months ended 4/30/2022(i)	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017
Net asset value, beginning of period	$17.67	$13.57	$11.36	$10.58	$11.31	$9.13
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.05)	(0.08)	(0.05)	(0.01)	(0.02)	(0.01)
Net realized and unrealized gain (loss) on investments	(3.35)	5.22	3.12	1.43	0.83	2.54
Total from investment operations	(3.40)	5.14	3.07	1.42	0.81	2.55
Distributions from net realized gains	(1.38)	(1.04)	(0.86)	(0.64)	(1.54)	(0.37)
Net asset value, end of period	$12.89	$17.67	$13.57	$11.36	$10.58	$11.31
Total return(iii)	(20.87)%	39.82%	28.60%	14.83%	7.95%	28.88%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$5,208	$6,884	$8,131	$10,213	$12,258	$13,128
Ratio of gross expenses to average net assets	1.34%	1.28%	1.35%	1.39%	1.37%	1.37%
Ratio of expense reimbursements to average net assets	–	–	–	(0.02)%	(0.02)%	(0.02)%
Ratio of net expenses to average net assets	1.34%	1.28%	1.35%	1.37%	1.35%	1.35%
Ratio of net investment income to (loss) to average net assets	(0.63)%	(0.52)%	(0.42)%	(0.12)%	(0.17)%	(0.08)%
Portfolio turnover rate	8.43%	11.07%	11.73%	14.64%	20.20%	30.70%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)	Amount was computed based on average shares outstanding during the period.

(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Responsible Investing Fund	Class Z
	Six months ended 4/30/2022(i)	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017
Net asset value, beginning of period	$18.16	$13.87	$11.55	$10.70	$11.37	$9.14
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.02)	(0.03)	(0.01)	0.03	0.03	0.03
Net realized and unrealized gain (loss) on investments	(3.46)	5.36	3.19	1.46	0.84	2.57
Total from investment operations	(3.48)	5.33	3.18	1.49	0.87	2.60
Distributions from net realized gains	(1.38)	(1.04)	(0.86)	(0.64)	(1.54)	(0.37)
Net asset value, end of period	$13.30	$18.16	$13.87	$11.55	$10.70	$11.37
Total return(iii)	(20.74)%	40.35%	29.11%	15.34%	8.50%	29.41%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$29,141	$36,053	$22,646	$15,755	$13,262	$9,050
Ratio of gross expenses to average net assets	1.00%	0.96%	1.04%	1.12%	1.13%	1.31%
Ratio of expense reimbursements to average net assets	(0.05)%	(0.02)%	(0.09)%	(0.18)%	(0.23)%	(0.41)%
Ratio of net expenses to average net assets	0.95%	0.94%	0.95%	0.94%	0.90%	0.90%
Ratio of net investment income to (loss) to average net assets	(0.23)%	(0.20)%	(0.05)%	(0.29)%	(0.27)%	(0.32)%
Portfolio turnover rate	8.43%	11.07%	11.73%	14.64%	20.20%	30.70%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)	Amount was computed based on average shares outstanding during the period.

(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1 — General:

The Alger Funds II (the “Trust”) is an open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Trust qualifies as an investment company as defined in Financial Accounting Standards Board ("FASB")
Accounting Standards Codification 946 - Financial Services - Investment Companies. The Trust operates as a series company currently offering an unlimited number of shares of beneficial interest in four series - Alger Spectra Fund, Alger Dynamic Opportunities Fund, Alger Emerging Markets Fund and Alger Responsible Investing Fund (collectively, the “Funds” or individually, each a “Fund”). The Funds normally invest primarily in equity securities and each has an investment objective of long-term capital appreciation.

Each Fund offers one or more of the following share classes: Class A, C, I, Y and Z. Class A shares are generally subject to an initial sales charge while Class C shares are generally subject to a deferred sales charge. Class C shares will automatically convert to Class A shares on the fifth business day of the month following the eighth anniversary of the purchase date of a shareholder’s Class C shares, without the imposition of any sales load, fee or other charge. Class C shares held at certain dealers may not convert to Class A shares or may be converted on a different schedule. At conversion, a proportionate amount of shares representing reinvested dividends and distributions will also be converted into Class A shares. Effective August 27, 2019, Class C shares were closed to direct shareholders and are only available for purchase through certain financial intermediaries and group retirement plan recordkeeping platforms, Class I shares, Class Z shares and Class Y shares are sold to institutional investors without an initial or deferred sales charge and Class Z shares and Class Y shares are generally subject to a minimum initial investment of $500,000. Each class has identical rights to assets and earnings, except that each share class bears the pro rata allocation of the Fund's expenses other than a class expense (not including advisory or custodial fees or other expenses related to the management of the Fund's assets).

NOTE 2 - Significant Accounting Policies:

(a) Investment Valuation: The Funds value their financial instruments at fair value using independent dealers or pricing services under policies approved by the Trust’s Board of Trustees (the “Board”). Investments held by the Funds are valued on each day the New York Stock Exchange (the "NYSE") is open, as of the close of the NYSE (normally 4:00 p.m. Eastern Time).

Investments in money market funds and short-term securities held by the Funds having a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

Equity securities, including traded rights, warrants and option contracts for which valuation information is readily available, are valued at the last quoted sales price or official closing price on the primary market or exchange on which they are traded as reported by an independent pricing service. In the absence of quoted sales, such securities are valued at the bid price or, in the absence of a recent bid price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Debt securities generally trade in the over-the-counter market. Debt securities with remaining maturities of more than sixty days at the time of acquisition are valued on the basis of the last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Debt securities with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

Swap contracts are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange ("Centrally Cleared Swaps"). Centrally cleared swaps are valued at the last reported sale on the clearing exchange.

Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board and described further herein.

Securities in which the Funds invest may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the closing foreign prices to reflect what the Trust’s investment adviser, pursuant to policies established by the Board, believes to be the fair value of these securities as of the close of the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the Funds are open.

FASB Accounting Standards Codification 820 - Fair Value Measurements and Disclosures ("ASC 820") defines fair value as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds' own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 - quoted prices in active markets for identical investments

•	Level 2 - significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

•	Level 3 - significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

The Funds’ valuation techniques are generally consistent with either the market or the income approach to fair value. The market approach considers prices and other relevant information generated by market transactions involving identical or comparable assets to measure fair value. The income approach converts future amounts to a current, or discounted, single amount. These fair value measurements are determined on the basis of the value indicated by current market expectations about such future events. Inputs for Level 1 include exchange-listed prices and broker quotes in an active market. Inputs for Level 2 include the last trade price in the case of a halted security, an exchange-listed price which has been adjusted for fair value factors, and prices of closely related securities. Additional Level 2 inputs include an evaluated price which is based upon a compilation of observable market information such as spreads for fixed income and preferred securities. Inputs for Level 3 include, but are not limited to, revenue multiples, earnings before interest, taxes, depreciation and amortization ("EBITDA") multiples, discount rates, time to exit and the probabilities of success of certain outcomes. Such unobservable market information may be obtained from a company's financial statements and from industry studies, market data, and market indicators such as benchmarks and indexes. Because of the inherent uncertainty and often limited markets for restricted securities, the valuations assigned to such securities by the Funds may significantly differ from the valuations that would have been assigned by the Funds had there been an active market for such securities.

Valuation processes are determined by a Valuation Committee (“Committee”) authorized by the Board and comprised of representatives of the Trust's investment adviser and officers of the Trust. The Committee reports its fair value determinations and related valuation information to the Board. The Board is responsible for approving the valuation policy and procedures.

While Committee meetings are held on an as-needed basis, the Committee generally meets quarterly to review and evaluate the effectiveness of the procedures for making fair value determinations. The Committee considers, among other things, the results of quarterly back testing of the fair value model for foreign securities, pricing comparisons between primary and secondary price sources, the outcome of price challenges put to the Funds’ pricing vendor, and variances between transactional prices and the previous day’s prices.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5 under the Investment Company Act of 1940, as amended (the “1940 Act”), which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Board to designate the Funds’ investment adviser, Fred Alger Management, LLC (“Alger Management” or the “Investment Manager”), to perform the Funds’ fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the Investment Manager’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Funds, the Board, and the Investment Manager are currently in the process of implementing the requirements of Rule 2a-5 for compliance with these requirements by the September 2022 compliance deadline.

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

(b) Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars, foreign cash and overnight time deposits.

(c) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

Premiums and discounts on debt securities purchased are amortized or accreted over the lives of the respective securities.

(d) Foreign Currency Transactions: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the accompanying Statements of Operations.

(e) Forward Foreign Exchange Contracts: Certain Funds may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risk on their non-U.S. dollar denominated securities or to facilitate settlement of foreign currency denominated portfolio transactions. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency.

These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, the Funds could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the base currency.

(f) Short Sales: Securities sold short represent an obligation to deliver the securities at a future date. A Fund may sell a security it does not own in anticipation of a decline in the value of that security before the delivery date. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. Net dividends paid on securities sold short are disclosed as an expense on the

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Statements of Operations. Net dividends received on securities sold short are disclosed as income on the Statements of Operations. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

To secure its obligation to deliver to the broker-dealer the securities sold short, each Fund must segregate an amount of cash or liquid securities with its custodian equal to any excess of the current market value of the securities sold short over any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). As a result of that requirement, the Fund will not gain any leverage merely by selling short, except to the extent that it earns interest or other income or gains on the segregated cash or liquid securities while also being subject to gain or loss from the securities sold short.

(g) Swaps: Each Fund may engage in swap transactions, including currency swaps, index swaps and interest rate swaps. A Fund may enter into swaps for both hedging purposes and to seek to increase total return. A Fund also may enter into options on swap agreements, sometimes called “swaptions.”

(h) Option Contracts: When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to reflect the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

Certain Funds may also purchase put and call options. Such Funds pay a premium which is included in each Fund’s accompanying Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire unexercised are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss.

(i) Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded by the Funds on the ex-dividend date. Dividends from net investment income, if available, and distributions from net realized gains, offset by any loss carryforward, are declared and paid annually after the end of the fiscal year in which earned.

Each share class is treated separately in determining the amount of dividends from net investment income payable to holders of its shares.

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of a Fund's distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income, net realized gain on investment transactions, or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the differences in tax treatment of net operating losses, passive foreign investment companies, and foreign currency transactions. The reclassifications are done annually at year-end and have no impact on the net asset values of the Funds and are designed to present each Fund's capital accounts on a tax basis.

(j) Federal Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided that the Funds maintain such compliance, no federal income tax is required. Each Fund is treated as a separate entity for the purpose of determining such compliance.

FASB Accounting Standards Codification 740 - Income Taxes ("ASC 740") requires the Funds to measure and recognize in their financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. No tax years are currently under investigation. The Funds file income tax returns in the U.S. Federal jurisdiction, as well as the New York State and New York City jurisdictions. The statute of limitations on the Funds' tax returns remains open for the tax years 2018-2021. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

(k) Allocation Methods: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each Fund are charged to that Fund's operations; expenses which are applicable to all Funds are allocated among them based on net assets. Income, realized and unrealized gains and losses, and expenses of each Fund are allocated among the Fund's classes based on relative net assets, with the exception of distribution fees, transfer agency fees, and shareholder servicing and related fees.

(l) Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. These unaudited interim financial statements reflect all adjustments that are, in the opinion of management, necessary to present a fair statement of results for the interim period. Actual results may differ from those estimates. All such estimates are of a normal recurring nature.

NOTE 3 - Investment Advisory Fees and Other Transactions with Afffiliates:

(a) Investment Advisory Fees: Fees incurred by each Fund, pursuant to the provisions of the Trust’s Investment Advisory Agreement with the Investment Manager, are payable monthly and computed based on the following rates. The actual rate paid as a percentage of average daily net assets, for the six months ended April 30, 2022, is set forth below under the heading “Actual Rate”:

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	Tier 1	Tier 2	Tier 3	Tier 4	Tier 5	Actual Rate
Alger Spectra Fund(a)	0.90%	0.75%	0.65%	0.55%	0.45%	0.73%
Alger Dynamic Opportunities Fund(b)	1.20	1.00	–	–	–	1.20
Alger Emerging Markets Fund(c)	0.75	–	–	–	–	0.75
Alger Responsible Investing Fund(b)	0.71	0.65	–	–	–	0.71

(a) Tier 1 rate is paid on assets up to $2 billion, Tier 2 rate is paid on assets between $2 billion and $4 billion, Tier 3 rate is paid on assets between $4 billion and $6 billion, Tier 4 rate is paid on assets between $6 billion and $8 billion, and Tier 5 rate is paid on assets in excess of $8 billion.
(b) Tier 1 rate is paid on assets up to $1 billion and Tier 2 rate is paid on assets in excess of $1 billion.
(c) Tier 1 rate is paid on all assets.

The sub-advisor to the Alger Dynamic Opportunities Fund, Weatherbie Capital, LLC ("Weatherbie" or the "Sub-Advisor"), an affiliate of Alger Management, is paid a fee out of the advisory fee that Alger Management receives at no additional cost to the Alger Dynamic Opportunities Fund. The sub-advisory fee is equal to 70% of the net management fee paid by the Alger Dynamic Opportunities Fund to Alger Management with respect to the sub-advised assets. For the six months ended April 30, 2022, Alger Management paid a sub- advisory fee of $608,898 to Weatherbie.

Alger Management has contractually agreed to waive fees or to reimburse Fund expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage and extraordinary expenses and, for all Funds other than Alger Dynamic Opportunities Fund, dividend expense on short sales and borrowing costs) through February 29, 2024 to the extent necessary to limit the amount by which the total annual fund operating expenses exceed the rates, based on average daily net assets, as listed in the table below:

	CLASS					FEES WAIVED / REIMBURSED FOR SIX MONTHS ENDED
	A	C	I	Y	Z	APRIL 30, 2022
Alger Spectra Fund	–	–	–	0.79%	0.99%	$23,408
Alger Dynamic Opportunities Fund	2.00%	2.75%	–	–	1.75	3,535,613
Alger Emerging Markets Fund	1.55	2.30	1.45%	–	0.99	79,456
Alger Responsible Investing Fund	–	–	–	–	0.95	8,418

Alger Management may, during the term of the contract, recoup any fees waived or expenses reimbursed pursuant to the contract; however, a Fund will only make repayments to the Investment Manager if such repayment does not cause a Fund's expense ratio after the repayment is taken into account, to exceed both (i) the expense cap in place at the time such amounts were waived or reimbursed, and (ii) a Fund's current expense cap. Such recoupment is limited to two years from the date the amount is initially waived or reimbursed. For the six months ended April 30, 2022, there were no recoupments made to the Investment Manager.

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

(b) Administration Fees: Fees incurred by each Fund, pursuant to the provisions of the Trust's Fund Administration Agreement with Alger Management, are payable monthly and computed based on the average daily net assets of each Fund at the annual rate of 0.0275%.

(c) Distribution Fees: The Trust has adopted distribution plans for Class A, Class C and Class I shares of the Funds pursuant to which Class A, Class C and Class I shares of each Fund pay Fred Alger & Company, LLC, the Funds' distributor and an affiliate of the Investment Manager (the “Distributor” or “Alger LLC”), a fee at the annual rate listed below, as a percentage of the respective average daily net assets of the share class of the designated Fund, to compensate Alger LLC for its activities and expenses incurred in distributing and/ or administering the share class and/or shareholder servicing. The fees paid may be more or less than the expenses incurred by Alger LLC.

SHARE CLASS	FEE RATE
A	0.25%
C	1.00
I	0.25

(d) Sales Charges: Sales of shares of the Funds may be subject to contingent deferred sales charges. The contingent deferred sales charges are used by Alger LLC to offset distribution expenses previously incurred. Sales charges do not represent expenses of the Trust. For the six months ended April 30, 2022, contingent deferred sales charges imposed, all of which were retained by Alger LLC, were as follows:

CONTINGENT DEFERRED SALES CHARGES
Alger Spectra Fund	$10,579
Alger Dynamic Opportunities Fund	2,128
Alger Responsible Investing Fund	163

(e) Brokerage Commissions: During the six months ended April 30, 2022, Alger Spectra Fund, Alger Dynamic Opportunities Fund, Alger Emerging Markets Fund and Alger Responsible Investing Fund paid Alger LLC, $1,298,963, $152,175, $239 and $1,339, respectively, in connection with securities transactions.

(f) Shareholder Administrative Fees: The Trust has entered into a Shareholder Administrative Services Agreement with Alger Management to compensate Alger Management for liaising with, and providing administrative oversight of, the Trust’s transfer agent, and for other related services. The Funds compensate Alger Management at the annual rate of 0.0165% of their respective average daily net assets for the Class A and Class C shares and 0.01% of their respective average daily net assets for the Class I, Class Y and Class Z shares for these services.

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Management makes payments to intermediaries that provide sub-accounting services to omnibus accounts invested in the Funds. A portion of the fees paid by Alger Management to intermediaries that provide sub-accounting services are charged back to the appropriate Fund, subject to certain limitations, as approved by the Board. For the six months ended April 30, 2022, Alger Management charged back to Alger Spectra Fund, Alger Dynamic Opportunities Fund, Alger Emerging Markets Fund and Alger Responsible Investing Fund, $631,369, $30,212, $3,569 and $17,273, respectively, for these services, which are included in transfer agent fees in the accompanying Statements of Operations.

(g) Trustee Fees: Each trustee who is not an "interested person" of the Trust, as defined in the 1940 Act ("Independent Trustee"), receives a fee of $156,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex, plus travel expenses incurred for attending board meetings. The term "Alger Fund Complex" refers to the Trust, The Alger Institutional Funds, The Alger Funds, The Alger Portfolios, Alger Global Focus Fund and The Alger ETF Trust, each of which is a registered investment company managed by Alger Management. The Independent Trustee appointed as Chairman of the Board receives additional compensation of $22,000 per annum paid pro rata based on net assets by each fund in the Alger Fund Complex. Additionally, each member of the Audit Committee receives a fee of $13,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex.

Effective January 1, 2022, the Board adopted a policy requiring Trustees to receive a minimum of 10% of their annual compensation in shares of one or more of the funds in the Alger Fund Complex.

Prior to January 1, 2022, each Independent Trustee received a fee of $142,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex, plus travel expenses incurred for attending board meetings. The Independent Trustee appointed as Chairman of the Board received additional compensation of $20,000 per annum paid pro rata based on net assets by each fund in the Alger Fund Complex. Additionally, each member of the Audit Committee received a fee of $13,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex.

(h) Interfund Trades: The Funds may engage in purchase and sale transactions with other funds advised by Alger Management or Weatherbie. There were no interfund trades during the six months ended April 30, 2022.

(i) Interfund Loans: The Funds, along with other funds in the Alger Fund Complex, may borrow money from and lend money to each other for temporary or emergency purposes. To the extent permitted under its investment restrictions, each Fund may lend uninvested cash in an amount up to 15% of its net assets to other funds in the Alger Fund Complex. If a Fund has borrowed from other funds in the Alger Fund Complex and has aggregate borrowings from all sources that exceed 10% of the Fund's total assets, such Fund will secure all of its loans from other funds in the Alger Fund Complex. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the Funds.

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

During the six months ended April 30, 2022, Alger Emerging Markets Fund and Alger Responsible Investing Fund incurred interfund loan interest expenses of $39 and $12, respectively, and Alger Spectra Fund and Alger Dynamic Opportunities Fund earned interfund loan interest income of $5,557 and $26, respectively, which is included in interest in the accompanying Statements of Operations.

(j) Other Transactions with Affiliates: Certain officers and one Trustee of the Trust are directors and/or officers of  Alger Management, the Distributor, or their affiliates. At April 30, 2022, Alger Management and its affiliated entities owned the following shares:

	SHARE CLASS
	A	C	I	Y	Z
Alger Spectra Fund	1,808,788	–	18,848	4,790	141,053
Alger Dynamic Opportunities Fund	108	–	–	–	2,143,119
Alger Emerging Markets Fund	–	–	–	–	47,067
Alger Responsible Investing Fund	–	–	–	–	231,211

NOTE 4 — Securities Transactions:

The following summarizes the securities transactions by each Fund, other than U.S. Government securities, short-term securities, purchased options, swaps, forward foreign currency contracts and short sales, for the six months ended April 30, 2022:

	PURCHASES	SALES
Alger Spectra Fund	$10,074,454,777	$11,682,338,382
Alger Dynamic Opportunities Fund	1,088,822,809	1,229,515,155
Alger Emerging Markets Fund	31,501,780	26,291,494
Alger Responsible Investing Fund	7,619,500	8,172,969

NOTE 5 — Borrowing:

The Funds may borrow from Brown Brothers Harriman & Co., the Funds' custodian (the "Custodian" or "BBH"), on an uncommitted basis. Each Fund pays the Custodian a market rate of interest, generally based upon a rate of return with respect to each respective currency borrowed, taking into consideration relevant overnight and short-term reference rates and the range of distribution between and among the interest rates paid on deposits to other institutions, less applicable commissions, if any. Borrowings from the Custodian are included in Bank overdraft in the Statements of Assets and Liabilities. The Funds may also borrow from other funds in the Alger Fund Complex, as discussed in Note 3(i). For the six months ended April 30, 2022, the Funds had the following borrowings from the Custodian and other funds in the Alger Fund Complex:

	AVERAGE DAILY BORROWING	WEIGHTED AVERAGE INTEREST RATE
Alger Spectra Fund	$1,961,414	2.12%
Alger Emerging Markets Fund	16,197	1.64
Alger Responsible Investing Fund	2,309	1.04

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

The highest amount borrowed from the Custodian and other funds in the Alger Fund Complex during the six months ended April 30, 2022 by each Fund was as follows:

HIGHEST BORROWING
Alger Spectra Fund	$111,302,795
Alger Emerging Markets Fund	976,305
Alger Responsible Investing Fund	237,000

On September 7, 2021, BBH, the Fund's custodian, announced that it had entered into an agreement with State Street Bank and Trust Company ("State Street") to sell BBH's Investor Services business to State Street (the “Transaction”). The completion of the Transaction is subject to customary closing conditions and regulatory approvals. As a result of the Transaction, it is expected that State Street will replace BBH as the Fund's custodian effective as of the completion of the Transaction, the timing of which is not currently finalized.

NOTE 6 — Share Capital:

The Trust has an unlimited number of authorized shares of beneficial interest of $.001 par value which are presently divided into four series. Each series is divided into separate classes. During the six months ended April 30, 2022, and the year ended October 30, 2021, transactions of shares of beneficial interest were as follows:

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED APRIL 30, 2022		FOR THE YEAR ENDED OCTOBER 31, 2021
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Spectra Fund
Class A:
Shares sold	6,436,346	$165,593,536	7,700,343	$237,751,000
Shares converted from Class C	198,163	4,859,654	607,731	18,905,165
Dividends reinvested	16,030,882	393,077,226	4,255,947	124,060,855
Shares redeemed	(12,075,622)	(283,929,726)	(11,960,300)	(367,120,750)
Net increase	10,589,769	$279,600,690	603,721	$13,596,270
Class C:
Shares sold	801,223	$15,687,050	1,258,944	$33,669,143
Shares converted to Class A	(238,463)	(4,859,654)	(698,641)	(18,905,165)
Dividends reinvested	7,877,758	158,027,826	2,526,887	64,157,661
Shares redeemed	(6,695,180)	(136,151,789)	(7,757,295)	(209,313,239)
Net increase (decrease)	1,745,338	$32,703,433	(4,670,105)	$(130,391,600)
Class I:
Shares sold	6,481,673	$213,420,717	1,641,178	$51,043,309
Dividends reinvested	5,281,257	131,820,186	1,126,398	33,273,802
Shares redeemed	(10,736,810)	(257,053,549)	(6,995,222)	(214,741,862)
Net increase (decrease)	1,026,120	$88,187,354	(4,227,646)	$(130,424,751)
Class Y:
Shares sold	652,977	$15,590,781	3,070,135	$93,265,394
Dividends reinvested	2,187,307	57,001,233	371,377	11,293,579
Shares redeemed	(880,143)	(21,383,796)	(760,143)	(24,676,819)
Net increase	1,960,141	$51,208,218	2,681,369	$79,882,154
Class Z:
Shares sold	16,577,336	$416,980,688	26,539,344	$845,279,756
Dividends reinvested	44,283,179	1,152,248,324	11,824,154	359,217,814
Shares redeemed	(53,530,276)	(1,261,773,503)	(32,695,611)	(1,051,627,338)
Net increase	7,330,239	$307,455,509	5,667,887	$152,870,232

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED APRIL 30, 2022		FOR THE YEAR ENDED OCTOBER 31, 2021
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Dynamic Opportunities Fund
Class A:
Shares sold	759,342	$14,433,837	3,305,242	$67,888,013
Shares converted from Class C	—	—	2,592	52,701
Dividends reinvested	268,301	5,003,812	178,145	3,354,483
Shares redeemed	(1,424,046)	(26,046,465)	(2,151,855)	(43,800,130)
Net increase (decrease)	(396,403)	$(6,608,816)	1,334,124	$27,495,067
Class C:
Shares sold	162,751	$2,809,558	423,631	$7,857,459
Shares converted to Class A	—	—	(2,851)	(52,701)
Dividends reinvested	60,830	1,018,896	39,061	669,499
Shares redeemed	(165,189)	(2,734,988)	(191,195)	(3,551,177)
Net increase	58,392	$1,093,466	268,646	$4,923,080
Class Z:
Shares sold	7,741,436	$154,718,024	23,899,862	$507,438,516
Dividends reinvested	2,060,832	39,918,317	970,640	18,898,368
Shares redeemed	(16,448,341)	(310,615,747)	(6,597,415)	(139,342,347)
Net increase (decrease)	(6,646,073)	$(115,979,406)	18,273,087	$386,994,537

Alger Emerging Markets
Class A:
Shares sold	114,488	$1,519,167	242,387	$3,485,202
Dividends reinvested	9,896	130,721	—	—
Shares redeemed	(123,342)	(1,484,818)	(77,861)	(1,126,627)
Net increase	1,042	$165,070	164,526	$2,358,575
Class C:
Shares sold	8,375	$100,242	23,261	$320,530
Dividends reinvested	4,772	59,456	—	—
Shares redeemed	(27,921)	(313,388)	(35,812)	(490,754)
Net decrease	(14,774)	$(153,690)	(12,551)	$(170,224)
Class I:
Shares sold	227,016	$2,755,395	69,673	$993,269
Dividends reinvested	2,961	38,695	—	—
Shares redeemed	(92,489)	(1,130,998)	(154,840)	(2,222,880)
Net increase (decrease)	137,488	$1,663,092	(85,167)	$(1,229,611)
Class Z:
Shares sold	1,175,282	$15,189,548	1,784,420	$26,131,363
Dividends reinvested	66,936	891,582	—	—
Shares redeemed	(893,720)	(10,625,185)	(415,867)	(6,045,142)
Net increase	348,498	$5,455,945	1,368,553	$20,086,221

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED APRIL 30, 2022		FOR THE YEAR ENDED OCTOBER 31, 2021
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Responsible Investing Fund
Class A:
Shares sold	165,537	$2,626,302	545,740	$8,378,057
Shares converted from Class C	11,273	176,129	1,090	16,200
Dividends reinvested	226,759	3,712,040	187,966	2,657,847
Shares redeemed	(210,297)	(3,374,089)	(629,260)	(9,559,391)
Net increase	193,272	$3,140,382	105,536	$1,492,713
Class C:
Shares sold	7,674	$99,945	34,210	$458,326
Shares converted to Class A	(13,215)	(176,129)	(1,256)	(16,200)
Dividends reinvested	31,719	441,843	31,136	382,658
Shares redeemed	(53,281)	(689,090)	(176,611)	(2,342,581)
Net decrease	(27,103)	$(323,431)	(112,521)	$(1,517,797)
Class I:
Shares sold	5,309	$80,435	13,905	$213,947
Dividends reinvested	32,174	525,409	35,640	502,521
Shares redeemed	(22,899)	(349,273)	(259,345)	(3,889,958)
Net increase (decrease)	14,584	$256,571	(209,800)	$(3,173,490)
Class Z:
Shares sold	361,067	$5,706,026	543,990	$8,449,590
Dividends reinvested	144,806	2,435,629	106,784	1,543,037
Shares redeemed	(300,072)	(4,702,476)	(297,983)	(4,624,568)
Net increase	205,801	$3,439,179	352,791	$5,368,059

NOTE 7 — Income Tax Information:

At October 31, 2021, the Funds had no capital loss carryforwards utilized for federal income tax purposes.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales,
U.S. Internal Revenue Code Section 988 currency transactions, nondeductible expenses on dividends sold short, tax treatment of partnership investments, realization of unrealized appreciation of passive foreign investment companies, and return of capital from real estate investment trust investments.

The Funds accrue tax on unrealized gains in foreign jurisdictions that impose a foreign capital tax.

NOTE 8 — Fair Value Measurements:

The following is a summary of the inputs used as of April 30, 2022, in valuing the Funds’ investments carried at fair value on a recurring basis. Based upon the nature, characteristics, and risks associated with their investments, the Funds have determined that presenting them by security type and sector is appropriate.

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Spectra Fund	TOTAL		LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$380,706,326		$352,145,919	$28,560,407	$—
Consumer Discretionary	998,047,640		995,918,986	—	2,128,654
Consumer Staples	74,204,185		74,204,185	—	—
Energy	303,636,130		303,636,130	—	—
Financials	248,371,284		248,371,284	—	—
Healthcare	873,666,919		834,655,994	39,010,925	—
Industrials	382,365,544		382,365,544	—	—
Information Technology	2,045,606,367		2,045,606,367	—	—
Materials	28,794,918		28,794,918	—	—
Real Estate	12,679,082		12,679,082	—	—
Utilities	88,450,652		88,450,652	—	—
TOTAL COMMON STOCKS	$5,436,529,047		$5,366,829,061	$67,571,332	$2,128,654
PREFERRED STOCKS
Healthcare	—	*	—	—	—	*
Information Technology	11,218,803		—	—	11,218,803
TOTAL PREFERRED STOCKS	$11,218,803		$—	$—	$11,218,803
REAL ESTATE INVESTMENT TRUST
Real Estate	25,506,751		25,506,751	—	—
SPECIAL PURPOSE VEHICLE
Information Technology	16,910,133		—	—	16,910,133
TOTAL INVESTMENTS IN SECURITIES	$5,490,164,734		$5,392,335,812	$67,571,332	$30,257,590
SECURITIES SOLD SHORT COMMON STOCKS
Consumer Discretionary	42,144,603		42,144,603	—	—
Consumer Staples	27,577,516		27,577,516	—	—
Energy	14,490,303		14,490,303	—	—
Exchange Traded Funds	113,116,187		113,116,187	—	—
Financials	100,162,408		100,162,408	—	—
Healthcare	25,705,841		25,705,841	—	—
Information Technology	75,479,832		75,479,832	—	—
Market Indices	75,572,917		75,572,917	—	—
TOTAL COMMON STOCKS	$474,249,607		$474,249,607	$—	$—

Alger Dynamic Opportunities Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	14,359,605	14,359,605	—	—
Consumer Discretionary	72,697,716	72,697,716	—	—
Energy	34,780,063	34,780,063	—	—
Financials	43,489,003	43,489,003	—	—
Healthcare	103,825,076	93,498,759	6,841,052	3,485,265
Industrials	78,825,845	78,825,845	—	—
Information Technology	121,548,394	121,548,394	—	—
Materials	2,086,418	2,086,418	—	—
Mutual Funds	2,702,956	2,702,956	—	—
Real Estate	10,809,105	10,809,105	—	—
Utilities	2,556,678	2,556,678	—	—
TOTAL COMMON STOCKS	$487,680,859	$477,354,542	$6,841,052	$3,485,265

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Dynamic Opportunities Fund	TOTAL		LEVEL 1	LEVEL 2	LEVEL 3
PREFERRED STOCKS
Healthcare	$—	*	$—	$—	$—	*
RIGHTS
Healthcare	90,798		—	—	90,798
SPECIAL PURPOSE VEHICLE
Information Technology	2,090,709		—	—	2,090,709
TOTAL INVESTMENTS IN SECURITIES	$489,862,366		$477,354,542	$6,841,052	$5,666,772
SECURITIES SOLD SHORT COMMON STOCKS
Communication Services	1,196,193		1,196,193	—	—
Consumer Discretionary	31,274,066		31,274,066	—	—
Exchange Traded Funds	57,643,812		57,643,812	—	—
Financials	12,019,933		12,019,933	—	—
Healthcare	12,059,434		12,059,434	—	—
Industrials	28,171,760		28,171,760	—	—
Information Technology	24,516,891		24,516,891	—	—
Market Indices	44,205,773		44,205,773	—	—
Materials	6,837,691		6,837,691	—	—
Real Estate	7,703,007		7,703,007	—	—
TOTAL COMMON STOCKS	$225,628,560		$225,628,560	$—	$—
REAL ESTATE INVESTMENT TRUST
Real Estate	10,325,365		10,325,365	—	—
TOTAL SECURITIES SOLD SHORT	$235,953,925		$235,953,925	$—	$—
FINANCIAL DERIVATIVE INSTRUMENTS - ASSETS
Swaps - Contracts for difference	$185,766		$—	$185,766	$—

Alger Emerging Markets Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	424,456	—	424,456	—
Consumer Discretionary	8,923,181	2,603,771	6,319,410	—
Consumer Staples	1,413,305	—	1,413,305	—
Energy	1,064,717	—	1,064,717	—
Financials	7,544,021	1,634,441	5,909,580	—
Healthcare	1,867,422	—	1,867,422	—
Industrials	2,297,810	1,331,440	966,370	—
Information Technology	10,950,370	2,953,128	7,997,242	—
Materials	1,736,273	—	1,736,273	—
Real Estate	751,535	—	751,535	—
TOTAL COMMON STOCKS	$36,973,090	$8,522,780	$28,450,310	$—
TOTAL INVESTMENTS IN SECURITIES	$36,973,090	$8,522,780	$28,450,310	$—

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Responsible Investing Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL3
COMMON STOCKS
Communication Services	$5,031,809	$5,031,809	$—	$—
Consumer Discretionary	13,213,745	13,213,745	—	—
Consumer Staples	2,957,757	2,957,757	—	—
Financials	3,485,470	3,485,470	—	—
Healthcare	7,722,908	7,722,908	—	—
Industrials	4,517,135	4,517,135	—	—
Information Technology	35,731,090	35,731,090	—	—
Materials	1,465,764	1,465,764	—	—
Utilities	419,586	419,586	—	—
TOTAL COMMON STOCKS	$74,545,264	$74,545,264	$—	$—
REAL ESTATE INVESTMENT TRUST
Real Estate	2,763,516	2,763,516	—	—
TOTAL INVESTMENTS IN SECURITIES	$77,308,780	$77,308,780	$—	$—

*Alger Spectra Fund's and Alger Dynamic Opportunities Fund's holdings of Prosetta Biosciences, Inc., Series D shares are classified as a Level 3 investment and are fair valued at zero as of April 30, 2022.

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Spectra Fund	Common Stocks
Opening balance at November 1, 2021	$2,371,235
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(242,581)
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2022	2,128,654
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2022**	$(242,581)

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Spectra Fund	Preferred Stocks
Opening balance at November 1, 2021	$13,025,390	*
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(1,806,587)
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2022	11,218,803	*
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2022**	$(1,806,587)

Alger Spectra Fund	Special Purpose Vehicle
Opening balance at November 1, 2021	$19,486,623
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(2,576,490)
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2022	16,910,133
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2022**	$(2,576,490)

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Dynamic Opportunities Fund	Common Stocks
Opening balance at November 1, 2021	$—
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	—
Purchases and sales
Purchases	3,485,265
Sales	—
Closing balance at April 30, 2022	3,485,265
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2022**	$—

Alger Dynamic Opportunities Fund	Preferred Stocks
Opening balance at November 1, 2021	$—	*
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	—
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2022	—	*
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2022**	$—

Alger Dynamic Opportunities Fund	Rights
Opening balance at November 1, 2021	$94,581
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(3,783)
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2022	90,798
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2022**	$(3,783)

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Dynamic Opportunities Fund	Special Purpose Vehicle
Opening balance at November 1, 2021	$2,408,930
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(318,221)
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2022	2,090,709
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2022**	$(318,221)

* Includes securities that are fair valued at zero.
** Net change in unrealized appreciation (depreciation) is included in net change in unrealized appreciation (depreciation) on investments in the accompanying statement of operations.

The following table provides quantitative information about each Fund’s Level 3 fair value measurements of its investments as of April 30, 2022. The table below is not intended to be all-inclusive, but rather provides information on the Level 3 inputs as they relate to each Fund’s fair value measurements.

	Fair Value April 30, 2022		Valuation Methodology	Unobservable Input	Input/Range	Weighted Average Inputs
Alger Spectra Fund
Common Stocks	$2,128,654		Income Approach	Discount Rate Probability of Success	0.00%-4.70% 15.00%-50.00%	N/A
Preferred Stocks	—	*	Income Approach	Discount Rate	100.00%	N/A
Preferred Stocks	11,218,803		Market Approach	Transaction Price Revenue Multiple	N/A 26.0x-30.57x	N/A
Special Purpose Vehicle	16,910,133		Market Approach	Transaction Price Revenue Multiple	N/A 26.0x-30.57x	N/A

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	Fair Value April 30, 2022		Valuation Methodology	Unobservable Input	Input/Range	Weighted Average Inputs
Alger Dynamic Opportunities Fund
Common Stocks	$3,485,265		Market Approach	Priced at Cost	N/A	N/A
Preferred Stocks	—	*	Income Approach	Discount Rate	100.00%	N/A
Rights	90,798		Income Approach	Discount Rate Probability of Success	5.67%-6.01% 0.00%-60.00%	N/A
Special Purpose Vehicle	2,090,709		Market Approach	Transaction Price Revenue Multiple	N/A 26.0x-30.57x	N/A

* Prosetta Biosciences, Inc., Series D shares are classified as a Level 3 investment and are fair valued at zero as of April 30, 2022.

The significant unobservable inputs used in the fair value measurement of each Fund's securities are revenue and EBITDA multiples, discount rates, and the probability of success of certain outcomes. Significant increases and decreases in these inputs in isolation and interrelationships between these inputs would have resulted in significantly higher or lower fair value measurements than those noted in the table above. Generally, all other things being equal, increases in revenue and EBITDA multiples, decreases in discount rates, and increases in the probability of success result in higher fair value measurements, whereas decreases in revenues and EBITDA multiples, increases in discount rates, and decreases in the probability of success result in lower fair value measurements.

Certain of the Funds’ assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statements purposes. As of  April 30, 2022, such assets were categorized within the ASC 820 disclosure hierarchy as follows:

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Cash, foreign cash and cash equivalents:
Alger Spectra Fund	$189,385	$(1,270)	$190,655	$–
Collateral held for short sales(a)	178,873,978	178,873,978	–	–
Due to broker(b)	(328,520,394)	(328,520,394)	–	–
Alger Dynamic Opportunities Fund	52,845,638	21,926	52,823,712	–
Collateral held for short sales(a)	308,021,160	308,021,160	–	–
Alger Emerging Markets Fund	925,857	9,335	916,522	–
Alger Responsible Investing Fund	648,822	–	648,822	–

(a) The collateral held for short sales balance represents restricted cash held at prime brokers as of April 30, 2022.
(b) The due to broker balance represents a margin payable related to short sales due to prime brokers as of April 30, 2022.

NOTE 9 — Derivatives:

FASB Accounting Standards Codification 815 - Derivatives and Hedging ("ASC 815") requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Options — The Funds seek to capture the majority of the returns associated with equity market investments. To meet this investment goal, the Funds invest in a broadly diversified portfolio of common stocks, the Funds may also buy and sell call and put options on equities and equity indexes. The Funds may also purchase call options to increase their exposure to the stock market and also provide diversification of risk. The Funds may also purchase put options in order to protect from significant market declines that may occur over a short period of time. The Funds may also write covered call and cash secured put options to generate cash flows while reducing the volatility of the Funds' portfolios. The cash flows may be an important source of the Funds’ returns, although written call options may reduce the Funds' ability to profit from increases in the value of the underlying security or equity portfolio. The value of a call option generally increases as the price of the underlying stock increases and decreases as the stock decreases in price. Conversely, the value of a put option generally increases as the price of the underlying stock decreases and decreases as the stock increases in price. The combination of the diversified stock portfolio and the purchase and sale of options is intended to provide the Funds with the majority of the returns associated with equity market investments but with reduced volatility and returns that are augmented with the cash flows from the sale of options. During the six months ended April 30, 2022, options were used in accordance with these objectives.

The Funds’ option contracts were not subject to any rights of offset with any counterparty. All of the Funds' options were exchange traded which utilize a clearinghouse that acts as an intermediary between buyer and seller, receiving initial and maintenance margin from both, and guaranteeing performance of the option contract. The purchased options included on the Statements of Assets and Liabilities are exchange traded and not subject to offsetting.

For the six months ended April 30, 2022, Alger Dynamic Opportunities Fund had option sales of $29,068. The average volume of contracts for purchased options for the six months ended April 30, 2022 was $22,158 based on market value. Options were held during 2 months of the period.

Forward foreign currency contracts — In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Funds may enter into forward foreign currency contracts. Additionally, the Funds may enter into such contracts to economically hedge certain other foreign currency denominated investments. These contracts are valued at the current cost of covering or offsetting such contracts and the related realized and unrealized foreign exchange gains and losses are included in the Statements of Operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, the Funds could be exposed to foreign currency fluctuation.

For the six months ended April 30, 2022, the average notional amount of forward foreign currency contracts outstanding for Alger Emerging Markets Fund was $858,096. Forward foreign currency contracts were held during 1 month of the period.

The effect of derivative instruments on the accompanying Statements of Operations for the six months ended April 30, 2022 was as follows:

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

NET REALIZED GAIN/ (LOSS) ON DERIVATIVES
Alger Dynamic Opportunities Fund
Derivatives not accounted for as hedging instrument
Purchased Options	$(93)
Alger Emerging Markets Fund
Derivatives not accounted for as hedging instrument
Forward Foreign Currency Contracts	$53
Total	$(40)

NET CHANGE IN UNREALIZED APPRECIATION ON OPTIONS
Alger Dynamic Opportunities Fund
Derivatives not accounted for as hedging instruments	Options
Purchased Options	$10,111
Total	$10,111

Swaps — Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of swaps or securities representing a particular index. The "notional amount" of the swap agreement is only used as a basis upon which to calculate the obligations that the parties to a swap agreement have agreed to exchange.

The use of swap agreements is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If Alger Management is incorrect in its forecasts of applicable market factors, or a counterparty defaults, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. In addition, it is possible that developments in the swap market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Contracts for Differences — The Funds may enter into Contracts for Differences (“CFDs”). CFDs are leveraged derivative instruments that allow a Fund to take a position on the change in the market price of an underlying asset, such as a stock, or the value of an index or currency exchange rate. With a short CFD, a Fund is seeking to profit from a decrease in the market price of the asset. CFDs are subject to liquidity risk because the liquidity of CFDs is based on the liquidity of the underlying instrument, and are subject to counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. It is also possible that the market price of the CFD will move between the time the order is placed by a Fund and when it is executed by the issuer, which can result in the trade being executed at a less favorable price. CFDs, like many other derivative instruments, involve the risk that, if the derivative security declines in value, additional margin would be required to maintain the margin level. The seller may require a Fund to deposit additional sums to cover this decline in value, and the margin call may be made at short notice. If additional margin is not provided in time, the seller may liquidate the positions at a loss which a Fund is liable. The potential for margin calls and large losses are much greater in CFDs than in other leveraged products. Most CFDs are traded OTC. CFDs are not registered with the SEC or any U.S. regulator, and are not subject to U.S. regulation. A Fund will receive or pay an amount based upon the amount, if any, by which the notional amount of the CFD would have decreased or increased in value had it sold the particular stocks short, less the dividends that would have been paid on those stocks, plus a floating rate of interest on the notional amount of the CFD. All of these components are reflected in the market value of the CFD.

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	ASSET DERIVATIVES 2022		LIABILITY DERIVATIVES 2022
Alger Dynamic Opportunities Fund

Centrally cleared swaps – Contracts for difference*,+	Assets Fair Value	$235,547	Liabilities Fair Value	$(49,781)
Total		$235,547		$(49,781)

* Includes cumulative appreciation (depreciation) of centrally cleared swaps contracts as reported in the Schedule of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.
+ Equity contracts.

For the six months ended April 30, 2022, the average monthly notional amount of swap contracts for Alger Dynamic Opportunities Fund was $35,969,716. The effect of swap instruments on the accompanying Statement of Operations for the six months ended April 30, 2022 was as follows:

NET REALIZED GAIN ON SWAPS
Alger Dynamic Opportunities Fund
Centrally cleared swaps - Contracts for difference	$6,031,710
Total	$6,031,710

NET CHANGE IN UNREALIZED APPRECIATION ON SWAPS
Alger Dynamic Opportunities Fund
Centrally cleared swaps - Contracts for difference	$623,530
Total	$623,530

+ Equity contracts.

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Disclosure about Offsetting Assets and Liabilities - In order to better define contractual rights under derivative contracts and to secure rights that will help the Funds mitigate their counterparty risk, the Investment Manager may, on behalf of the Funds, enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The ISDA Master Agreement may give a Fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statements of Assets and Liabilities across the transactions between a Fund and the applicable counterparty. The right to offset and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of a Fund’s credit risk to such counterparty equal to any amounts payable by a Fund under the applicable transactions, if any. The enforceability of the right to offset may vary by jurisdiction.

Cash collateral that has been received or pledged to cover obligations under derivative contracts, if any, will be reported separately in the Statements of Assets and Liabilities. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of a Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits with counterparties and, in the case of cash pledged by a counterparty for the benefit of a Fund, as a corresponding liability in the Statements of Assets and Liabilities. Securities pledged by a Fund as collateral, if any, are identified as such in the Schedule of Investments. The carrying amount of such deposits due to brokers at April 30, 2022 approximated their fair value. If measured at fair value, such deposits would have been considered as Level 2 in the fair value hierarchy.

NOTE 10 — Principal Risks:

Alger Spectra Fund - Investing in the stock market involves risks, including the potential loss of principal. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Short sales could increase market exposure, magnifying losses and increasing volatility. Leverage increases volatility in both up and down markets and its costs may exceed the returns of borrowed securities. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Dynamic Opportunities Fund - Investing in the stock market involves risks, including the potential loss of principal. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Options and Short sales could increase market exposure, magnifying losses and increasing volatility. Assets may be invested in Financial Derivatives Instruments (FDIs) such as Total Return Swaps (TRS) or options, which involve risks including possible counterparty default, illiquidity, and the risk of losses greater than if they had not been used. Issuers of convertible securities may be more sensitive to economic changes. Investing in companies of small capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Leverage increases volatility in both up and down markets and its costs may exceed the returns of borrowed securities. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

Alger Emerging Markets Fund - Investing in the stock market involves risks, including the potential loss of principal. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Foreign securities, Frontier Markets, and Emerging Markets involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Investing in companies of small capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Responsible Investing Fund - Investing in the stock market involves risks, including the potential loss of principal. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. The environmental, social and governance investment criteria may limit the number of investment opportunities available, and as a result, returns may be lower than vehicles not subject to such considerations. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments.

Transactions in foreign securities may involve certain considerations and risks not typically associated with those of U.S. companies because of, among other factors, the level of governmental supervision and regulation of foreign security markets, and the possibility of political or economic instability. Additional risks associated with investing in emerging markets include increased volatility, limited liquidity, and less stringent regulatory and legal systems.

NOTE 11 - Afffiliated Securities:

The issuers of the securities listed below are deemed to be affiliates of the Funds because the Funds and their affiliates, collectively, owned 5% or more of the issuer's voting securities during all or part of the six months ended April 30, 2022. Information regarding the Funds' holdings of such securities is set forth in the following table:

Security	Value at October 31, 2020		Purchases/ Conversion	Sales/ Conversion	Dividend/ Interest Income	Realized Gain (Loss)	Net Increase (Decrease) in Unrealized App(Dep)	Value at October 31, 2021
Alger Spectra Fund
Preferred Stocks
Prosetta Biosciences, Inc., Series D	$–	*	$–	$–	$–	$–	$–	$–	*
Special Purpose Vehicle
Crosslink Ventures Capital LLC, Cl. A	11,768,232		–	–	–	–	(1,505,574)	10,262,658
Crosslink Ventures Capital LLC, Cl. B	7,718,391		–	–	–	–	(1,070,916)	6,647,475
Total	$19,486,623		$–	$–	$–	$–	$(2,576,490)	$16,910,133

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Security	Value at October 31, 2020		Purchases/ Conversion	Sales/ Conversion	Dividend/ Interest Income	Realized Gain (Loss)	Net Increase (Decrease) in Unrealized App(Dep)	Value at October 31, 2021
Alger Dynamic Opportunities Fund
Preferred Stocks
Prosetta Biosciences, Inc., Series D	$–	*	$–	$–	$–	$–	$–	$–	*
Special Purpose Vehicle
Crosslink Ventures Capital LLC, Cl. A	1,481,036		–	–	–	–	(189,477)	1,291,559
Crosslink Ventures Capital LLC, Cl. B	927,894		–	–	–	–	(128,744)	799,150
Total	$2,408,930		$–	$–	$–	$–	$(318,221)	$2,090,709

*Alger Spectra Fund's and Alger Dynamic Opportunities Fund's holdings of Prosetta Biosciences, Inc., Series D shares are classified as a Level 3 investment and are fair valued at zero as of April 30, 2022.

NOTE 12 — Subsequent Events:

Management of each Fund has evaluated events that have occurred subsequent to April 30, 2022, through the issuance date of the Financial Statements. No such events have been identified which require recognition and/or disclosure.

THE ALGER FUNDS II
ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: transaction costs, if applicable, including sales charges (loads) and redemption fees; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting November 1, 2021 and ending April 30, 2022 and held for the entire period.

Actual Expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six Months Ended April 30, 2022" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for each class of the Fund’s shares and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) and redemption fees. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

THE ALGER FUNDS II
ADDITIONAL INFORMATION (Unaudited) (Continued)

		Beginning Account Value November 1, 2021	Ending Account Value April 30, 2022	Expenses Paid During the Six Months Ended April 30, 2022(a)	Annualized Expense Ratio For the Six Months Ended April 30, 2022(b)
Alger Spectra Fund
Class A	Actual	$1,000.00	$642.80	$5.95	1.46%
	Hypothetical(c)	1,000.00	1,017.55	7.30	1.46
Class C	Actual	1,000.00	671.10	9.16	2.21
	Hypothetical(c)	1,000.00	1,013.84	11.03	2.21
Class I	Actual	1,000.00	678.50	5.99	1.44
	Hypothetical(c)	1,000.00	1,017.65	7.20	1.44
Class Y	Actual	1,000.00	679.50	4.66	1.12
	Hypothetical(c)	1,000.00	1,019.24	5.61	1.12
Class Z	Actual	1,000.00	679.50	4.75	1.09
	Hypothetical(c)	1,000.00	1,019.14	5.71	1.09

Alger Dynamic Opportunities Fund
Class A	Actual	$1,000.00	$744.90	$8.65	2.00%
	Hypothetical(c)	1,000.00	1,014.88	9.99	2.00
Class C	Actual	1,000.00	776.40	12.11	2.75
	Hypothetical(c)	1,000.00	1,011.16	13.71	2.75
Class Z	Actual	1,000.00	787.70	7.76	1.75
	Hypothetical(c)	1,000.00	1,016.12	8.75	1.75

Alger Emerging Markets Fund
Class A	Actual	$1,000.00	$693.20	$6.51	1.55%
	Hypothetical(c)	1,000.00	1,017.11	7.75	1.55
Class C	Actual	1,000.00	721.50	9.82	2.30
	Hypothetical(c)	1,000.00	1,013.39	11.48	2.30
Class I	Actual	1,000.00	731.80	6.23	1.45
	Hypothetical(c)	1,000.00	1,017.60	7.25	1.45
Class Z	Actual	1,000.00	733.90	4.26	0.99
	Hypothetical(c)	1,000.00	1,019.89	4.96	0.99

THE ALGER FUNDS II
ADDITIONAL INFORMATION (Unaudited) (Continued)

		Beginning Account Value November 1, 2021	Ending Account Value April 30, 2022	Expenses Paid During the Six Months Ended April 30, 2022(a)	Annualized Expense Ratio For the Six Months Ended April 30, 2022(b)
Alger Responsible Investing Fund
Class A	Actual	$1,000.00	$749.70	$5.86	1.35%
	Hypothetical(c)	1,000.00	1,018.10	6.76	1.35
Class C	Actual	1,000.00	781.10	9.14	2.07
	Hypothetical(c)	1,000.00	1,014.53	10.34	2.07
Class I	Actual	1,000.00	791.30	5.95	1.34
	Hypothetical(c)	1,000.00	1,018.15	6.71	1.34
Class Z	Actual	1,000.00	792.60	4.22	0.95
	Hypothetical(c)	1,000.00	1,020.08	4.76	0.95

(a) Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
(b) Annualized.
(c) 5% annual return before expenses.

THE ALGER FUNDS II
ADDITIONAL INFORMATION (Unaudited) (Continued)

Privacy Policy

U.S. Consumer Privacy Notice	Rev. 6/22/21

FACTS	WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us.
This information can include:
•  Social Security number and
•  Account balances and
•  Transaction history and
•  Purchase history and
•  Assets
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share personal information to run their everyday business. In the section below, we list the reasons financial companies can share personal information; the reasons Alger chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Alger share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes —to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions? Call 1-800-223-3810

THE ALGER FUNDS II
ADDITIONAL INFORMATION (Unaudited) (Continued)

Who we are
Who is providing this notice?
Alger includes Fred Alger Management, LLC. and Fred Alger & Company, LLC as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, Alger Global Focus Fund, and The Alger ETF Trust.

What we do
How does Alger protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Alger collect my personal information?
We collect your personal information, for example, when you:
•  Open an account or
•  Make deposits or withdrawals from your account or
•  Give us your contact information or
•  Provide account information or
•  Pay us by check.

Why can’t I limit all sharing?
Federal law gives you the right to limit some but not all sharing related to:
•  sharing for affiliates’ everyday business purposes ─ information about your credit worthiness
•  affiliates from using your information to market to you
•  sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial and nonfinancial companies.
•  Our affiliates include Fred Alger Management, LLC, Weatherbie Capital, LLC and Fred Alger & Company, LLC as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, Alger Global Focus Fund, and The Alger ETF Trust.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

THE ALGER FUNDS II
ADDITIONAL INFORMATION (Unaudited) (Continued)

Proxy Voting Policies

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities and the proxy voting record is available, without charge, by calling (800) 992-3863 or online on the Funds' website at http://www.alger.com or on the SEC's website at http://www.sec.gov.

Fund Holdings

The Board has adopted policies and procedures relating to disclosure of the Funds’ portfolio securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Funds.

Generally, the policies prohibit the release of information concerning portfolio holdings, which have not previously been made public, to individual investors, institutional investors, intermediaries that distribute the Funds’ shares and other parties which are not employed by the Investment Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Funds) are acceptable.

The Funds file their complete schedules of portfolio holdings with the SEC semi-annually in shareholder reports on Form N-CSR and after the first and third fiscal quarters as an exhibit to their reports on Form N-PORT. The Funds' Forms N-CSR and N-PORT are available online on the SEC's website at www.sec.gov.

In addition, the Funds make publicly available their month-end top 10 holdings with a 10 day lag and their month-end full portfolios with a 60 day lag on their website www.alger. com and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is directly received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Funds provide portfolio holdings information to third parties including financial intermediaries and service providers who need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Funds will communicate with these third parties to confirm that they understand the Funds’ policies and procedures regarding such disclosure. These agreements must be approved by the Trust's Chief Compliance Officer.

The Board periodically reviews a report disclosing the third parties to whom each Fund’s holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Fund and its shareholders.

THE ALGER FUNDS II
ADDITIONAL INFORMATION (Unaudited) (Continued)

In addition to material the Funds routinely provide to shareholders, the Investment Manager may make additional statistical information available regarding the Alger Family of Funds. Such information may include, but not be limited to, relative weightings and characteristics of a Fund versus an index (such as P/E ratio, alpha, beta, capture ratio, maximum drawdown, standard deviation, EPS forecasts, Sharpe ratio, information ratio, R-squared, and market cap analysis), security specific impact on overall portfolio performance, month-end top ten contributors to and detractors from performance, portfolio turnover, and other similar information. Shareholders should visit www.alger.com or may also contact the Funds at (800) 992-3863 to obtain such information.

Liquidity Risk Management Program

In accordance with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), the Trust has adopted and implemented a liquidity risk management program (the “LRMP”), which is reasonably designed to assess and manage the Funds’ liquidity risk.

The Board met on December 15, 2021 (the “Meeting”) to review the LRMP. The Board previously appointed Alger Management as the program administrator for the LRMP and approved an agreement with ICE Data Services ("ICE"), a third party vendor that assists the Funds with liquidity classifications required by the Liquidity Rule. Alger Management also previously delegated oversight of the LRMP to the Liquidity Risk Committee. At the Meeting, the Liquidity Risk Committee, on behalf of Alger Management, provided the Board with a report that addressed the operation of the LRMP and assessed its adequacy and effectiveness of implementation, and any material changes to the LRMP (the “Report”). The Report covered the period from December 1, 2020 through November 30, 2021 (the “Review Period”).

The Report stated that the Liquidity Risk Committee assessed the Funds’ liquidity risk by considering qualitative factors such as the Funds’ investment strategy, holdings, diversification of investments, redemption policies, cash flows, cash levels, shareholder concentration, and access to borrowings, among others, in conjunction with the quantitative classifications generated by ICE. In addition, in connection with the review of the Funds' liquidity risks and the operation of the LRMP and the adequacy and effectiveness of its implementation, the Liquidity Risk Committee also evaluated the levels at which to set the reasonably anticipated trade size and market price impact. The Report described the process for determining that the Funds primarily holds investments that are highly liquid. The Report noted that the Liquidity Risk Committee also performed stress tests on certain Funds in light of the market volatility caused by the COVID-19 pandemic, and it was concluded that the Funds remained primarily highly liquid.

There were no material changes to the LRMP during the Review Period, except that certain changes were made to the LRMP to add liquidity considerations for certain exchange-traded funds managed by Alger Management. The Report provided to the Board stated that the Committee concluded that, based on the operation of the functions, as described in the Report, during the Review Period, the Trust’s LRMP was operating effectively and adequately with respect to the Funds and has been effectively implemented during the Review Period.

THE ALGER FUNDS II
ADDITIONAL INFORMATION (Unaudited) (Continued)

THE ALGER FUNDS II

100 Pearl Street, 27th Floor
New York, NY 10004
(800) 992-3863
www.alger.com

Investment Manager

Fred Alger Management, LLC
100 Pearl Street, 27th Floor
New York, NY 10004

Sub-Advisor

Weatherbie Capital, LLC
265 Franklin Street, Suite 1603
Boston, MA 02110

Distributor

Fred Alger & Company, LLC
100 Pearl Street, 27th Floor
New York, NY 10004

Transfer Agent and Dividend Disbursing Agent

UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212

Custodian

Brown Brothers Harriman & Company
50 Post Office Square
Boston, MA 02110

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
30 Rockefeller Plaza
New York, NY 10112

This report is submitted for the general information of the shareholders of The Alger Funds II. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Trust, which contains information concerning the Trust’s investment policies, fees and expenses as well as other pertinent information.

(This page has been intentionally left blank)

ALGER

Inspired by Change, Driven by Growth.

Printed on recycled paper

PRINTED WITH SOY INK

AFIISAR

(b)	Include a copy of each notice transmitted to stockholders in reliance on Rule 30e-3 under the Act (17 CFR 270.30e-3) that contains disclosures specified by paragraph (c)(3) of that rule.

Not applicable.

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	INVESTMENTS.

(a)          A Schedule of Investments in securities of unaffiliated issuers as of the close of the Reporting Period is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)          Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s second fiscal quarter of the period covered by this report that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Not applicable

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(a) (3) Not applicable
(a) (4) Not applicable

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger Funds II

By:	/s/ Hal Liebes
Hal Liebes
President

Date: June 22, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Hal Liebes
Hal Liebes
President

Date: June 22, 2022
By:	/s/ Michael D. Martins
Michael D. Martins
Treasurer

Date: June 22, 2022